UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
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Enterprise Bancorp, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ENTERPRISE BANCORP, INC.

222 MERRIMACK STREET

LOWELL, MASSACHUSETTS 01852

TELEPHONE: (978) 459-9000

March 24, 2006

Dear Stockholder:

You are cordially invited to attend the 2006 Annual Meeting of stockholders (the “Annual Meeting”) of Enterprise Bancorp, Inc. (the “Company”), the parent holding company of Enterprise Bank and Trust Company, to be held on Tuesday, May 2, 2006, at 4:00 p.m. local time, at the Boston University Conference Center, 72 Tyng Road, Tyngsboro, Massachusetts.

The Annual Meeting has been called for the following purposes:

1.             To elect five Directors of the Company, each for a three-year term;

2.             To amend the Company’s Restated Articles of Organization;

3.             To amend the Company’s 2003 Stock Incentive Plan;

4.             To ratify the Audit Committee’s appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2006; and

5.             To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

The accompanying Proxy Statement of the Company provides information concerning the matters to be voted on at the Annual Meeting. Also enclosed is the Company’s 2005 annual report to stockholders, which contains additional information and results for the year ended December 31, 2005, including the Company’s Annual Report on Form 10-K as filed with the Securities and Exchange Commission.

It is important that your shares be represented at the Annual Meeting. Whether or not you plan to attend the Annual Meeting, you are requested to complete, date, sign and return the enclosed proxy card in the enclosed postage paid envelope.

Thank you in advance for returning your proxy. We appreciate your continuing support of the Company.

Sincerely,

George L. Duncan
Chairman of the Board
and Chief Executive Officer

ENTERPRISE BANCORP, INC.

222 MERRIMACK STREET

LOWELL, MASSACHUSETTS 01852

TELEPHONE: (978) 459-9000

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held at 4:00 p.m. on Tuesday, May 2, 2006

NOTICE IS HEREBY GIVEN that the Annual Meeting of stockholders (the “Annual Meeting”) of Enterprise Bancorp, Inc. (the “Company”) will be held at the Boston University Conference Center, 72 Tyng Road, Tyngsboro, Massachusetts at 4:00 p.m. local time on Tuesday, May 2, 2006 for the following purposes:

1.             To elect five Directors of the Company, each to serve for a three-year term (Proposal One);

2.             To amend the Company’s Restated Articles of Organization (Proposal Two);

3.             To amend the Company’s 2003 Stock Incentive Plan (Proposal Three);

4.             To ratify the Audit Committee’s appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2006 (Proposal Four); and

5.             To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

The Board of Directors has fixed the close of business on March 14, 2006 as the record date for determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. Only holders of the Company’s common stock of record at the close of business on that date will be entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

In the event there are not sufficient votes to approve any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company.

By Order of the Board of Directors

Michael A. Spinelli
Clerk

222 Merrimack Street
Lowell, Massachusetts 01852
March 24, 2006

EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE ANNUAL MEETING AND DESIRE TO WITHDRAW YOUR PROXY AND VOTE IN PERSON, YOU MAY DO SO.

PROXY STATEMENT

ENTERPRISE BANCORP, INC.

222 MERRIMACK STREET

LOWELL, MASSACHUSETTS 01852

Telephone: (978) 459-9000

ANNUAL MEETING OF STOCKHOLDERS

To Be Held on Tuesday, May 2, 2006

General

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Enterprise Bancorp, Inc. (the “Company”), the parent holding company of Enterprise Bank and Trust Company (the “Bank”), for the 2006 Annual Meeting of stockholders of the Company (the “Annual Meeting”), to be held on Tuesday, May 2, 2006 at 4:00 p.m. local time, at the Boston University Conference Center, 72 Tyng Road, Tyngsboro, Massachusetts and at any adjournments or postponements thereof. This Proxy Statement, the accompanying Notice of Annual Meeting and the accompanying proxy card are first being mailed to stockholders on or about March 24, 2006.

The Annual Meeting has been called for the following purposes: (1) to elect five Directors of the Company, each to serve for a three-year term; (2) to amend the Company’s restated articles of organization; (3) to amend the Company’s 2003 Stock Incentive Plan; (4) to ratify the Audit Committee’s appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2006; and (5) to transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

The Company is a Massachusetts corporation and a registered bank holding company. All of the Company’s material business activities are conducted through the Bank.

Record Date

The Board of Directors has fixed the close of business on March 14, 2006 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof (the “Record Date”). Only holders of record of the Company’s common stock (the “Common Stock”) at the close of business on the Record Date will be entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. At the close of business on the Record Date, there were                      shares of the Common Stock issued and outstanding and entitled to vote at the Annual Meeting and any adjournments or postponements thereof. As of such date there were approximately            holders of record of the Common Stock. The holders of shares of the Common Stock outstanding as of the close of business on the Record Date will be entitled to one vote for each share held of record upon each matter properly submitted to the Annual Meeting or any adjournments or postponements thereof.

Proxies

Holders of the Common Stock are requested to complete, date, sign and promptly return the accompanying proxy card in the enclosed envelope, which requires no postage if mailed in the United States. If the enclosed form of proxy is properly executed and returned to the Company in time to be voted at the Annual Meeting, the shares represented thereby will, unless such proxy has previously been revoked, be voted in accordance with the instructions marked thereon. Properly executed proxies with no instructions indicated thereon will be voted as follows: (1) FOR the election of John P. Clancy, Jr., James F. Conway, III, Lucy A. Flynn, John P. Harrington and Nickolas Stavropoulos, the five nominees of the Board of Directors, as Directors of the Company; (2) FOR the amendment of the Company’s restated Articles of Organization; (3) FOR the amendment to the Company’s 2003 Stock Incentive Plan; (4) FOR the ratification of the Audit Committee’s appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2006; and (5) in such manner as management’s proxy-holders shall decide on such other matters as may properly come before the Annual Meeting or any adjournments or postponements thereof.

The presence of a stockholder at the Annual Meeting will not automatically revoke a stockholder’s proxy. A stockholder may, however, revoke a proxy at any time prior to the voting thereof on any matter (without, however, affecting any vote taken prior to such revocation) by filing with the Clerk of the Company a written notice of revocation, or by delivering to the Company a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. All written notices of revocation and other communications with respect to revocation of proxies in connection with the Annual Meeting should be addressed as follows: Enterprise Bancorp, Inc., 222 Merrimack Street, Lowell, Massachusetts 01852, Attention: Michael A. Spinelli, Clerk.

It is not anticipated that any matters other than those set forth in the foregoing proposals (1), (2), (3) and (4) contained in this Proxy Statement will be brought before the Annual Meeting. If any other matters properly come before the Annual Meeting, the persons named as proxies will vote upon such matters in their discretion in accordance with their best judgment.

In addition to use of the mails, proxies may be solicited personally or by telephone or fax by officers, Directors and employees of the Company, none of whom will be specially compensated for such solicitation activities. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries for forwarding solicitation materials to the beneficial owners of shares held of record by such persons, and the Company will reimburse such persons for their reasonable out-of-pocket expenses incurred in that connection. The cost of soliciting proxies will be borne by the Company.

Quorum; Vote Required

The presence, in person or by proxy, of at least a majority of the total number of outstanding shares of the Common Stock is necessary to constitute a quorum at the Annual Meeting for the transaction of business. Abstentions and “broker non-votes” (as defined below) will be counted as present for purposes of determining the presence or absence of a quorum for the transaction of business at the Annual Meeting. A quorum being present, the affirmative vote of a plurality of the votes cast at the Annual Meeting is required for the election of Directors of the Company (Proposal One). Neither abstentions nor broker non-votes will be counted as “votes cast” for purposes of electing Directors of the Company and, therefore, they will not affect the election of Directors of the Company. The approval of the amendments to the Company’s Restated Articles of Organization (Proposal Two) requires the affirmative vote of the holders of eighty percent (80%) of the outstanding shares of the Common Stock. Neither abstentions nor broker non-votes will be included among the outstanding shares of the Common Stock that are affirmatively voted “for” this proposal and, therefore, they will have the effect of votes “against” this proposal. The approval of the amendment to the Company’s 2003 Stock Incentive Plan (Proposal Three) requires the affirmative vote of the holders of a majority of the outstanding shares of the Common Stock present, in person or by proxy, and entitled to vote thereon at the Annual Meeting. Abstentions will be included among the shares that are considered present and entitled to vote on this proposal, and since they will not be counted as affirmative votes “for” this proposal, they will have the effect of votes “against” this proposal. Broker non-votes will not be included among the shares that are considered to be present and entitled to vote on this proposal and, therefore, they will have no effect on the voting for this proposal. The approval of the proposal to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2006 (Proposal Four) requires the affirmative vote of a majority of the shares present and voting, in person or by proxy, at the Annual Meeting. Neither abstentions nor broker non-votes will be included among the shares that are considered to be present and voting on this proposal and, therefore, they will have no effect on the voting for this proposal.

A “broker non-vote” is a proxy from a broker or other nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote the shares which are the subject of the proxy on a particular matter with respect to which the broker or other nominee does not have discretionary voting power.

The Directors and executive officers of the Company have indicated that they intend to vote all shares of the Common Stock that they are entitled to vote in favor of each of proposals (1), (2), (3) and (4) presented herein. On the Record Date, the Directors and executive officers of the Company in the aggregate had the right to vote                      shares of the Common Stock representing approximately         % of the outstanding shares of the Common Stock as of such date.

PROPOSAL ONE

ELECTION OF CLASS OF DIRECTORS

The Company’s By-Laws provide that the number of Directors shall be set by a majority vote of the entire Board of Directors. The number of Directors for the Company has been set at 19 through the date of the Annual Meeting, subject to change as described further below. Under the Company’s Articles of Organization and By-Laws, this number is divided into three classes, as nearly equal in number as possible, with the Directors in each class serving a term of three years and until their respective successors are duly elected and qualified, or until his or her earlier resignation, death or removal. As the term of one class expires, a successor class is elected at the annual meeting of stockholders for that year.

The Board of Directors currently includes two members, Gerald G. Bousquet and Kathleen M. Bradley, whose terms will expire at the time of the Annual Meeting. Both Dr. Bousquet and Ms. Bradley have indicated that they intend to retire from the Board of Directors upon the expiration of their term and, consequently, upon their retirement, the number of Directors of the Company will automatically be reset at 17.

At the Annual Meeting, there are five Directors to be elected to serve until the 2009 annual meeting of stockholders and until their respective successors are duly elected and qualified, or until his or her earlier resignation, death or removal. The Board of Directors has nominated, upon the recommendation of the Board’s Corporate Governance/Nominating Committee, each of John P. Clancy, Jr., James F. Conway, III, Lucy A. Flynn, John P. Harrington and Nickolas Stavropoulos, for election as a Director for a three-year term.

Unless authority to do so has been withheld or limited in the proxy, it is the intention of the persons named in the proxy to vote the shares represented by each properly executed proxy for the election as a Director of each of the nominees named above. The Board of Directors believes that all of the nominees will stand for election and will serve as a Director if elected. However, if any person nominated by the Board of Directors fails to stand for election or is unable or refuses to accept election, the proxies will be voted for the election of such other person or persons as the Board of Directors may recommend.

Information Regarding Directors and Nominees

The following table sets forth certain information for each of the five nominees for election as Directors at the Annual Meeting. Each individual has been engaged in his or her principal occupation for at least five years, except as otherwise indicated.

Nominees

(Term to Expire in 2009)

Name, Age and Principal Occupation	Director Since (1)

John P. Clancy, Jr. (48) Since January 2005, Executive Vice President and Chief Operating Officer of the Company and Executive Vice President, Chief Operating Officer and Chief Investment Officer of the Bank; from January 1, 2003 through December 31, 2004, President and Treasurer of the Company and Executive Vice President, Treasurer and Chief Investment Officer of the Bank; prior to January 1, 2003, Treasurer of the Company since its inception and Executive Vice President, Treasurer and Chief Investment Officer of the Bank (prior to May 2003, also Chief Financial Officer of the Bank)	2003

James F. Conway, III (53) Chairman, Chief Executive Officer and President of Courier Corporation	1989

Lucy A. Flynn (52) Since March 2002, Vice President Global Marketing Communications, Raytheon Company; prior thereto, Executive Vice President, Marketing, Atlantic Data Services, Inc.	1997

John P. Harrington (63) Energy Consultant for Tennessee Gas Pipeline Company	1989

Nickolas Stavropoulos (48) Since June 2004, President, KeySpan Energy Delivery, and Executive Vice President, KeySpan Corporation; from April 2002 through May 2004, Executive Vice President, KeySpan Corporation and President, KeySpan Energy New England; from November 2001 through March 2002, Senior Vice President of Sales and Marketing, KeySpan Energy Delivery New England; prior thereto, Senior Vice President of Marketing and Gas Resources for Boston, Colonial and Essex Gas Companies	2002

(1)   All of the listed Nominees are also Directors of the Bank. The years listed in the foregoing table are the respective years in which each named individual first became a Director of the Company and the Bank.

For information regarding the remaining members of the Board of Directors, who will continue to serve after the Annual Meeting, see the listing under the heading “Continuing Directors” at pages 14 - 15 below.

Recommendation of Directors

The Board of Directors recommends that the stockholders vote FOR the election of John P. Clancy, Jr., James F. Conway, III, Lucy A. Flynn, John P. Harrington and Nickolas Stavropoulos, the five nominees proposed by the Board of Directors, as Directors of the Company to serve until the 2009 annual meeting of stockholders and until their successors are duly elected and qualified.

PROPOSAL TWO

APPROVAL OF AMENDMENTS TO ARTICLES OF ORGANIZATION

General

On January 17, 2006, the Board of Directors unanimously approved various amendments to the Company’s Restated Articles of Organization (the “Articles of Organization”), subject to stockholder approval. The proposed amendments, which are summarized below, largely reflect changes in the Massachusetts corporate statute resulting from the replacement in 2004 of Chapter 156B of the Massachusetts General Laws (“Chapter 156B”) with the then newly enacted Chapter 156D of the Massachusetts General Laws (“Chapter 156D”) as the state statute applicable generally to Massachusetts business corporations. Some of the amendments may also be viewed as clarifying or otherwise affecting certain aspects of the Company’s governance process and structure.

The proposed amendments to the Articles of Organization are contained in Articles of Amendment, which would be filed with the Office of the Secretary of State of the Commonwealth of Massachusetts if duly adopted and approved by shareholders at the Annual Meeting. A copy of the Articles of Amendment, which has been marked to show the changes that would be implemented by the proposed amendments (underlined text shows added language and strike-through text shows deleted language) is included as an attachment to this Proxy Statement.

Summary of Amendments

Article II – Purposes

The amendment deletes the reference to Chapter 156B as the state statute that governs the company’s permissible business activities (in addition to the federal laws applicable to bank holding companies) and inserts in its place Chapter 156D.

Article IV – Capital Stock

Section 2 (Preferred Stock) – The amendment revises the procedure required with respect to the filing of various documents with the Massachusetts Secretary of State to implement a vote of the Board of Directors that establishes one or more series of preferred stock. This amendment reflects differences between the procedural filing requirements of Chapter 156B and Chapter 156D, but does not have any substantive effect on the Board of Directors’ existing authority under the Articles of Organization to establish on its own initiative and without shareholder involvement one or more series of preferred stock.

Article VI – Other Lawful Provisions

Section 3 (Directors) – The amendment makes it clear that, as required under Chapter 156D, a director can only be removed for cause at either a meeting of the Company’s shareholders or of the Board of Directors, which is called expressly for such purpose, and that the director must receive prior notice of such meeting. The current provisions of Section 3 do not require either a meeting or prior notice in connection with the removal of a director for cause by the Board of Directors.

Section 4 (Indemnification of Directors) – The amendment tracks certain new indemnification provisions contained in Chapter 156D. These include a requirement, which is not contained in the current provisions of Section 4, that a director may not be indemnified in connection with any criminal proceeding unless he or she had reasonable cause to believe that his or her conduct was not unlawful (in addition to satisfying the other generally applicable conditions of acting in good faith and in a manner he or she reasonably believed was in or at least not opposed to the best interests of the Company). The amendment also makes it clear that a director’s conviction or plea of nolo contendere in a criminal proceeding is not determinative on its own as to whether the director failed to satisfy the standard of conduct required for indemnification.

Section 5 (Transactions with Interested Persons) – The amendment expressly incorporates the conflict-of-interest rules that would apply to any transactions between the Company and directors under Chapter 156D. The current provisions of Section 5 do not otherwise indicate in any way that these rules, which include procedural and fairness requirements, would apply to transactions between the Company and directors and, with respect to certain procedural requirements, appear to conflict with the provisions of Chapter 156D.

Section 8 (Notice of Stockholder Business at Annual Meeting) – The amendment replaces references to the Clerk of the Company with references to the Secretary of the Company, as the officer to whom shareholder proposals must be sent if such proposals are to be considered for presentation at an annual meeting of the Company’s shareholders. This change reflects a change from Chapter 156B to Chapter 156D in the statutory name of such office. The amendment also replaces a reference to the Company’s Chairman and Chief Executive Officer with a more general reference to a “presiding officer” as the officer of the Company who may make certain determinations at an annual meeting as to whether a shareholder proposal has been properly brought before the meeting in accordance with the applicable requirements of the Articles of Organization. This change reflects a recognition that the offices of Chairman and Chief Executive Officer may not always be held by a single person and that under certain circumstances an officer of the Company other than the Chairman and/or Chief Executive Officer may serve as the presiding officer at an annual meeting.

Section 9 (Call of Special Meeting) – The amendment makes it clear that the Chairman of the Board or the Chief Executive Officer, as well as a majority of the Board of Directors, may call a special meeting of the Company’s shareholders, recognizing that the offices of Chairman and Chief Executive Officer may not always be held by a single person.

Section 10 (Amendment of By-laws) – The amendment tracks the requirements of Chapter 156D with respect to the rights of the Company’s shareholders and the Board of Directors to amend the by-laws and on this basis eliminates certain current provisions of Section 10 that restrict the shareholders’ ability to amend the by-laws without the prior approval of the Board of Directors.

Section 11 (Amendment of Articles of Organization) – The amendment implements certain new provisions of Chapter 156D that enable the Board of Directors to adopt certain types of minor amendments to the Articles of Organization as specified by the statute without accompanying shareholder approval.

Section 12 (Directors’ Liability) – The amendment conforms to the language used in Chapter 156D with respect to the Company’s ability to limit the personal liability of members of the Board of Directors by appropriate charter provisions, but does not result in any material change to the intended scope of such “exculpatory” provisions as presently contained in the Articles of Organization.

Reasons for Board of Directors’ Recommendation

The Board of Directors believes that the proposed amendments to the Articles of Organization are largely technical in nature and intended to maintain the Articles of Organization in conformance with the applicable statutory laws of Massachusetts. To the extent that some of the amendments, however, may be viewed as clarifying or otherwise affecting certain matters relating to the Company’s corporate governance, the Board of Directors believes that such amendments further the interests of shareholders by emphasizing director accountability and for the most part promoting broader participation in the governance of the Company.

Recommendation of Directors

The Board of Directors recommends that the stockholders vote FOR the approval and adoption of the amendments to the Company’s Restated Articles of Organization as contained in the Articles of Amendment included with this Proxy Statement.

PROPOSAL THREE

APPROVAL OF AMENDMENT TO 2003 STOCK INCENTIVE PLAN

General

On January 17, 2006, the Board of Directors unanimously approved an amendment to the Company’s 2003 Stock Incentive Plan (the “Plan”), subject to stockholder approval. The sole purpose and effect of the proposed amendment is to increase the aggregate number of shares of Common Stock that may be issued or otherwise made available under the Plan in connection with grants of stock options, restricted stock and other equity-based compensation awards by a total of 200,000 shares from 176,546 to 376,546. A summary of the principal features of the Plan, as would continue in effect following stockholder approval of the proposed amendment to increase the aggregate number of shares subject to the Plan, is set forth below.

Summary of 2003 Stock Incentive Plan

Purpose, Participants, Duration. The purpose of the Plan is to encourage employees, directors, and consultants of the Company and its subsidiaries (including without limitation the Bank) who render services to, and who have contributed or may be expected to contribute to the success of, the Company or a subsidiary (the “Participants”) to continue their association with the Company and its subsidiaries by providing favorable opportunities for them to participate in the ownership of the Company and in its future growth through the granting of shares of Common Stock subject to restrictions (“Restricted Stock”), options to acquire Common Stock (“Options”), stock appreciation rights (“SARs”) and other rights to compensation in amounts determined by the value of the Common Stock. Restricted Stock, SARs and other rights are referred to collectively in this summary as “Other Rights.”

Inasmuch as the substantial majority of the shares of Common Stock reserved for issuance pursuant to the Plan have been utilized in connection with previously granted Options and Other Rights, and that only a very limited number of additional shares remain available for Options or Other Rights that may be granted under the Company’s earlier 1998 Amended and Restated Stock Incentive Plan (the “1998 Plan”), the Board of Directors believes that the adoption of the amendment to the Plan is necessary to enable the Company to continue to attract and retain the high caliber of employees and directors required for the Company’s continuing growth and success.

As of the date of this Proxy Statement, there are 16 nonemployee directors, six executive officers (including three employee directors) and        other employees, including other officers, who are eligible Participants under the Plan. While outside consultants are also eligible Participants, the Board of Directors has not granted any Options or Other Rights to any such persons at any time in the past and has no current intention of doing so.

The Plan will continue in effect, whether or not the proposed amendment is approved by stockholders, through April 30, 2013, unless earlier terminated by the Board of Directors. Termination of the Plan at any time will not affect Options or Other Rights granted prior to termination, but no additional Options or Other Rights may be granted after termination.

Shares Subject to the Plan. The total number of shares of Common Stock that may be subject to Options and Other Rights under the Plan as currently in effect may not exceed 176,546  and would be increased to a maximum of 376,546, subject to stockholder approval of the proposed amendment (the “Reserved Shares”). This increased number equals slightly less than 10% of the number of shares of Common Stock outstanding on the Record Date. In the event of any change in the number or kind of Common Stock outstanding pursuant to a reorganization, recapitalization, exchange of shares, stock dividend or split or combination of shares, appropriate adjustments to the number of Reserved Shares and the number of shares subject to outstanding Options and Other Rights will be made. The total amount of Reserved Shares that may be granted to any single employee under the Plan may not exceed in the aggregate 60,000 shares. Shares will be deemed issued under the Plan only to the extent actually issued or otherwise settled in cash or shares. To the extent that any outstanding Option or Other Right lapses or is forfeited, any shares subject to such Option or Other Right will again become available for future grant under the terms of the Plan.

Administration. The Plan may be administered by the Board of Directors’ Compensation/Personnel Committee, or a subcommittee of the Compensation/Personnel Committee, which must consist of at least three members of the Board, or by the Board of Directors itself. References to the “Compensation Committee” in this summary are intended to refer to the Compensation/Personnel Committee or such subcommittee or the full Board of Directors, as the case may be, unless the context requires otherwise. For so long as Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), is applicable to the Company, each member of the Compensation Committee must be a “non-employee director” or the equivalent within the meaning of Rule 16b-3 of the United States Securities and Exchange Commission (the “SEC”) promulgated under the Exchange Act. For so long as Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), is applicable to the Company, each such member of the Compensation Committee must also be an “outside director” within the meaning of Section 162 of the Code and the regulation thereunder. With respect to persons subject to Section 16 of the Exchange Act (generally, executive officers, directors and any 10% stockholders), all transactions under the Plan are intended to comply with all applicable conditions of the SEC’s Rule 16b-3 or any successor regulation.

Subject to the terms of the Plan, the Compensation Committee has authority to: (i) select the persons to whom Options and Other Rights shall be granted; (ii) determine the number or value and the terms and conditions of Options or Other Rights granted to each such person, including the price per share to be paid upon exercise of any Option and the period within which each such Option or Other Right may be exercised; and (iii) interpret the Plan and prescribe rules and regulations for the administration thereof.

Stock Options. The Compensation Committee may grant awards to Participants in the form of Options. With regard to each Option, the Compensation Committee determines the number of shares of Common Stock subject to the Option, the exercise price of the Option, the manner and time of exercise of the Option and whether the Option is intended to qualify as an incentive stock option (“ISO”) within the meaning of Section 422 of the Code. Options that are not intended to qualify as ISOs are referred to as nonqualified stock options (“NSOs”). In the case of an ISO, the exercise price may not be less than the “fair market value” of the Common Stock on the date the Option is granted; provided, however, that in the case of an employee who owns (or is considered to own under Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its subsidiaries, the price at which Common Stock may be purchased pursuant to an ISO may not be less than 110% of the fair market value of the Common Stock on the date the ISO is granted.

The duration of the ISOs and NSOs granted under the Plan may be specified pursuant to each respective stock option agreement, but in no event can any ISO be exercisable after the expiration of 10 years after the date of grant. In the case of any employee who owns (or is considered under Section 424(d) of the Code as owning) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its subsidiaries, no ISO shall be exercisable after the expiration of five years from its date of grant. The Compensation Committee, in its discretion, may provide that any Option is exercisable during its entire duration or any lesser period of time.

The option exercise price may be paid in cash, in shares of Common Stock owned by the optionee (subject to certain limitations specified in the Plan), by delivery of a recourse promissory note secured by the Common Stock acquired upon exercise of the Option (if and to the extent permitted by applicable law and specifically set forth in the applicable stock option agreement) or by means of a “cashless exercise” procedure in which a broker transmits to the Company the exercise price in cash, either as a margin loan or against the optionee’s notice of exercise and confirmation by the Company that it will issue and deliver to the broker stock certificates for that number of Reserved Shares having an aggregate fair market value equal to the exercise price or agrees to pay the Option price to the Company in cash upon its receipt of stock certificates.

Stock Appreciation Rights. The Compensation Committee may grant SARs to Participants as to such number of Reserved Shares and on such terms and conditions as it may determine. SARs may be granted separately or in connection with ISOs or NSOs. Upon exercise of an SAR, the holder is entitled to receive payment equal to the excess of the fair market value, on the date of exercise, of the number of Reserved Shares for which the SAR is exercised, over the exercise price for such Reserved Shares under a related Option, or if there is no related Option, over an amount per share stated in the written agreement setting forth the terms and conditions of the SAR. Payment may be made in cash or other property, including Common Stock, in accordance with the provisions of an SAR agreement. Upon the exercise of an SAR related to an Option, the Option shall terminate as to the number of Reserved Shares for which the SAR is exercised. As of the date of this Proxy Statement, there have been no SARs previously granted to any Participants under the Plan.

Stock Grants. The Committee may grant to Participants a number of shares of Common Stock determined in its discretion, subject to terms and conditions so determined by it, including conditions that may require the holder to forfeit the Common Stock in the event that the holder ceases to provide services to the Company or a subsidiary before a stated time. Unlike holders of Options and SARs, a holder of Restricted Stock has the rights of a stockholder of the Company to vote and to receive payment of dividends on the Restricted Stock, unless the Compensation Committee specifies to the contrary in the award agreement.

Effect of Certain Corporate Transactions. If while unexercised or otherwise unvested Options or Other Rights remain outstanding under the Plan the Company is subject to a Change in Control (as such term is defined in the Plan) or is liquidated, then, except as otherwise specifically provided to the contrary in any applicable agreement, (i) each such Option and SAR outstanding immediately prior to the effective time of such Change of Control or liquidation and held by an individual who is employed by, or otherwise serving as a Director for, the Company or a subsidiary within the 10-day period prior to the effective time of either such event shall become immediately exercisable upon such effective time with respect to all of the Reserved Shares subject to such Option or SAR, as the case may be, whether or not the Participant’s rights under such Option or SAR would otherwise have been so fully exercisable at such time and (ii) each holder of shares of Restricted Stock outstanding immediately prior to the effective time of such Change in Control or liquidation who is employed by, or otherwise serving as a Director for, the Company or a subsidiary within the 10-day period prior to the effective time of either such event shall become fully vested upon such effective time with respect to such holder’s ownership of such shares, whether or not such holder would otherwise have been so fully vested with respect to such shares at such time.

Under the terms of the Plan, a “Change in Control” is deemed to have occurred in either of the following events: (i) if there has occurred a change in control that the Company would be required to report in a Current Report on Form 8-K as filed by the Company with the SEC pursuant to the requirements of Section 13 or Section 15(d) of the Exchange Act or, if such reporting obligation is no longer in effect, any regulations promulgated by the SEC or any successor agency pursuant to the Exchange Act or any successor statute that are intended to serve similar purposes; or (ii) when any person (as such term is used in Sections 13(d)
and 14(d)(2) of the Exchange Act) becomes a beneficial owner (as that term is defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the total number of votes that may be cast for the election of Directors of the Company, and in the case of either (i) or (ii) above, the Board of Directors has not consented to such event by a two-thirds vote of all of its members (unless there exists at such time an Interested Stockholder, as that term is defined in the Company’s articles of organization, in which case the affirmative vote of two-thirds of the Continuing Directors, as that term is defined in the Company’s articles of organization, is also required). In addition, under the terms of the Plan, a Change in Control is also deemed to have occurred if as the result of, or in connection with, any tender or exchange offer, merger or other business combination, sale or other disposition of assets or contested election of Directors of the Company or any combination of the foregoing transactions, the persons who were Directors of the Company before such transactions or related series of transactions cease to constitute a majority of the Board of Directors or of any board of directors of any successor institution.

Amendments to Stock Incentive Plan. The Board of Directors may modify, revise or terminate the Plan at any time and from time to time, except that approval of the stockholders of the Company is required with respect to any amendment that: (i) materially increases the benefits accruing to Participants under the Plan or constitutes a “modification” as that term is defined in Section 424 (or any successor provision) of the Code, if any such increase in benefits or modification would adversely affect either the availability to the Plan of the protections of Section 16(b) of the Exchange Act, if applicable to the Company, or the qualification of the Plan or any Options for incentive stock option treatment under Section 422 of the Code; (ii) changes the number of Reserved Shares that may be issued either to any one Participant or in the aggregate; (iii) changes the class of persons eligible to receive Options or Other Rights; or (iv) otherwise requires stockholder approval under applicable law.

The following description of the federal income tax consequences of Options and Other Rights is general and does not purport to be complete.

Tax Treatment of Options. A Participant realizes no taxable income when an NSO is granted. Instead, the difference between the fair market value of the Common Stock subject to the NSO and the exercise price paid is taxed as ordinary compensation income when the NSO is exercised. The difference is measured and taxed as of the date of exercise, if the stock is not subject to a “substantial risk of forfeiture,” or as of the date or dates on which the risk terminates in other cases. A Participant may elect to be taxed on the difference between the exercise price and the fair market value of the Common Stock on the date of exercise, even though some or all of the Common Stock acquired is subject to a substantial risk of forfeiture. Gain on the subsequent sale of the Common Stock is taxed as a capital gain. The Company receives no tax deduction on the grant of a NSO, but is entitled to a tax deduction when the Participant recognizes taxable income on or after exercise of the NSO, in the same amount as the income recognized by the Participant.

Generally, a Participant incurs no federal income tax liability on either the grant or the exercise of an ISO, although a Participant will generally have taxable income for alternative minimum tax purposes at the time of exercise equal to the excess of the fair market value of the stock subject to an ISO over the exercise price. Provided that the shares of Common Stock are held for at least one year after the date of exercise of the related ISO and at least two years after its date of grant, any gain realized on the subsequent sale of the stock will be taxed as long-term capital gain. If the stock is disposed of within a shorter period of time, the Participant will be taxed as if the Participant had then received ordinary compensation income in an amount equal to the difference between the fair market value of the stock on the date of exercise of the ISO and its fair market value on its date of grant. The Company receives no tax deduction on the grant or exercise of an ISO, but is entitled to a tax deduction if the Participant recognizes taxable income on account of a premature disposition of ISO stock, in the same amount and at the same time as the Participant’s recognition of income.

Tax Treatment of SARs. A Participant incurs no imputed income upon the grant of an SAR, but upon its exercise realizes ordinary compensation income in an amount equal to the cash or cash equivalent that he receives at that time. If the Participant receives shares of Common Stock upon exercise of the SAR, the recipient incurs imputed income measured by the difference between the base amount set forth in the SAR agreement and fair market value of the Common Stock at the exercise date (or, if at the exercise date the stock is subject to a substantial risk of forfeiture, at the date or dates on which such risk expires).

Tax Treatment of Stock Grants. A person who receives a grant of Common Stock subject to restrictions generally will not recognize taxable income at the time the award is received, but will recognize ordinary compensation income when any restrictions constituting a substantial risk of forfeiture lapse. The amount of imputed income will be equal to the excess of the aggregate fair market value, as of the date the restrictions lapse, over the amount (if any) paid by the holder for the Restricted Stock. Alternatively, a recipient of Restricted Stock may elect to be taxed on the excess of the fair market value of the Restricted Stock at the time of grant over the amount (if any) paid for the Restricted Stock, notwithstanding the restrictions on the stock. Outright grants of Common Stock (i.e., grants without any restrictions) will result in ordinary compensation income to the Participant. All such taxable amounts are deductible by the Company at the time and in the amount of the ordinary compensation income recognized by the Participant.

Nonqualified Deferred Compensation. To the extent that an SAR or an NSO may be granted under the Plan with an exercise price that is below the fair market value of the Common Stock on the date of grant, any such grant will be considered a “nonqualified deferred compensation plan” for purposes of Section 409A of the Code. A Participant who receives an SAR or NSO under such circumstances would be subject to immediate federal income taxation on the value of the grant, as well as a 20% nondeductible federal excise tax on such amount, unless the terms of the grant also impose certain restrictions on the Participant’s control over the NSO or SAR that comply with requirements under Section 409A of the Code.

Parachute Payments. Under certain circumstances, an accelerated vesting or granting of Options or Other Rights in connections with a Change in Control (as defined above) of the Company may give rise to an “excess parachute payment” for purposes of the golden parachute tax provisions of Section 280G of the Code. To the extent it is so considered, a Participant may be subject to a 20% nondeductible federal excise tax and the Company may be denied an income tax deduction.

Reasons for Board of Directors’ Recommendation

The Board of Directors believes that compensation arrangements of employees and directors of the Company and its subsidiaries should match directly the strategy and organizational focus that the Company has established for achieving competitive success and higher profits and for maximizing shareholder returns. The Board of Directors believes that stock-based incentive compensation is a valuable method of tying performance to the creation of stockholder value over the long term, since the full benefit of the total compensation package cannot be realized unless an appreciation in the price of the Common Stock occurs over a number of years.

As of March 14, 2006, only        of the original 176,546 shares reserved for issuance in connection with Options or Other Rights granted under the Plan remain available for future grants. Moreover, as of such date, only          shares remain available for any future grants of Options or Other Rights under the 1998 Plan. The Board of Directors believes that the addition of 200,000 shares under the Plan is necessary for the Company to continue to attract and retain the high caliber of employees and directors required for the Company’s continuing growth and success.

The Common Stock is listed for trading on the NASDAQ National Market. The reported closing sales price of the Common Stock on March 14, 2006,  was $        .

No grants of Options or Other Rights have been made under the Plan that are contingent on stockholder approval of the proposed amendment to increase the number of shares subject to the Plan.

Any shareholder who wishes to obtain a copy of the Plan, as it will continue in effect after the Annual Meeting, subject to shareholder approval to increase the number of shares subject to the Plan, may do so by directing a written request to the Clerk of the Company at 222 Merrimack Street, Lowell, Massachusetts 01852 or by making such request by phone directly to Jim Marcotte at (978) 656-5614.

Recommendation of Directors

The Board of Directors recommends that the stockholders vote FOR the approval and adoption of the amendment to increase the number of shares of Common Stock subject to the Company’s 2003 Stock Incentive Plan.

PROPOSAL FOUR

RATIFICATION OF APPOINTMENT OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed KPMG LLP to serve as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2006.

The Company is not required to submit the ratification of the Audit Committee’s appointment of KPMG LLP as the Company’s independent registered public accounting firm to a vote of stockholders. In the event a majority of the votes cast are against the appointment of KPMG LLP, the Audit Committee may consider the vote and the reasons therefor in future decisions on its appointment of the Company’s independent registered public accounting firm.

Representatives of KPMG LLP are expected to attend the annual meeting at which time they will have an opportunity to make a statement if they wish to do so and will be available to answer any appropriate questions from stockholders.

Audit Fees

The aggregate fees billed by KPMG LLP for professional services rendered for the audit of the Company’s annual consolidated financial statements for the year ended December 31, 2005 and the review of the consolidated financial statements included in the Company’s quarterly reports on Form 10-Q as filed with the SEC during the year ended December 31, 2005 were $320,500. The same fees for the year ended December 31, 2004 were $283,952.

Audit-Related Fees

In addition to the audit fees billed by KPMG LLP, as referred to above, the aggregate fees billed to the Company for audit-related fees for the years ended December 31, 2005 and December 31, 2004 were $21,868 and $24,000, respectively. Fees paid in 2005 and 2004 were related to audits of the Company’s 401(k) plan.

Tax Fees

The Company paid $16,000 in 2005 and $16,500 in 2004 to KPMG LLP for tax preparation services performed in each of these two years.

All Other Fees

All other fees paid to KPMG, LLP in 2005 amounted to $6,500 for research provided related to historic rehabilitation tax credits. No other fees were paid to KPMG LLP in 2004.

The Audit Committee must approve in advance any audit or permissible non-audit engagement or relationship between the Company and its independent registered public accounting firm. The Audit Committee has delegated to its chairman this approval authority, subject to the requirement that the chairman report the terms of any such engagement or relationship to the full Audit Committee at its next regularly scheduled meeting. All of the services described above, including those described under the headings, “Audit-Related Fees”, “Tax Fees” and “All Other Fees”, were provided in conformance with such pre-approval requirements. The Audit Committee has determined that providing the services described above under the headings, “Audit-Related Fees”, “Tax Fees” and “All Other Fees”, is compatible with maintaining the independence of KPMG LLP.

Recommendation of Directors

The Board of Directors recommends that the stockholders vote FOR the ratification of the Audit Committee’s appointment of KPMG LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2006.

Board of Directors

In addition to the nominees for election to the Board of Directors set forth above, the Board of Directors is comprised of the individuals listed below whose terms expire at the annual meetings of the Company’s stockholders in 2007 and 2008. Each individual has been engaged in his or her principal occupation for at least five years, except as otherwise indicated.

Continuing Directors

(Term to Expire in 2007)

Name, Age and Principal Occupation	Director Since (1)

Walter L. Armstrong (69) Retired in August 2000 as Executive Vice President of the Bank	1989

Nancy L. Donahue (75) Chair of the Board of Trustees, Merrimack Repertory Theatre	1988

George L. Duncan (65) Chairman and Chief Executive Officer of the Company and the Bank since their inception	1988

Carol L. Reid (58) Through August 2005, Vice President, Corporate Controller and Chief Accounting Officer at Avid Technology	2006

Charles P. Sarantos (80) Through August 2004, owner and Chairman of C&I Electrical Supply Co.; since July 2003, Assistant Clerk of the Company and the Bank	1991

Michael A. Spinelli (73) Owner, Merrimac Travel Service Inc., and Owner, World Tourism Solutions; former owner of Action Six Travel Network; since July 2003, Clerk of the Company and the Bank; prior to July 2003, Assistant Clerk of the Company and the Bank	1988

(Term to Expire in 2008)

Name, Age and Principal Occupation	Director Since (1)

Kenneth S. Ansin (41) Since January 2002, President of Norwood Fine Cabinetry; from November 1998 through February 2002, Business Development Officer of the Bank	1994

John R. Clementi (56) President, Plastican, Inc. and Holiday Housewares, Inc.	1998

Carole A. Cowan (63) President, Middlesex Community College	1999

Eric W. Hanson (62) Chairman, D.J. Reardon Company, Inc.	1991

Arnold S. Lerner (76) Vice Chairman of the Company and the Bank; Director, Courier Corporation; prior to July 2003, Clerk of the Company and the Bank	1988

Richard W. Main (58) Since January 2005, President of the Company and President and Chief Lending Officer of the Bank; from January 1, 2003 through December 31, 2004, President, Chief Operating Officer and Chief Lending Officer of the Bank; prior to January 1, 2003, President of the Company since its inception and President, Chief Operating Officer and Chief Lending Officer of the Bank	1989

(1)           All of the Directors are also Directors of the Bank. The years listed in the foregoing tables are the respective years in which each named individual first became a Director of the Company and the Bank.

Meetings of Board of Directors and Committees of Enterprise Bancorp, Inc. and Enterprise Bank and Trust Company

There were eight joint meetings of the Company’s (i.e., Enterprise Bancorp, Inc.) Board of Directors and the Bank’s (i.e., Enterprise Bank and Trust Company) Board of Directors during the calendar year ended December 31, 2005. During such period, each Director attended more than 75% in the aggregate of the total number of meetings of the Board of Directors and of each of the committees of the Board of Directors on which he or she served, excluding Mr. Ansin and Mr. Conway.

The Company’s Board of Directors maintains five standing committees, an executive committee, an audit committee, an asset-liability committee, a compensation/ personnel committee, and a corporate governance/nominating committee.

The Bank’s Board of Directors has an executive committee, audit committee, compensation/personnel committee, asset-liability committee, marketing and business development committee, banking technology committee, investment management and trust group committee, loan committee, and corporate governance/nominating committee.

Executive Committee. The executive committee is authorized to manage and transact the business of the Company and the Bank. In addition, loans over certain amounts must be approved by the executive committee.

Audit Committee. The audit committee is directly responsible for the appointment, compensation and oversight of the work of the Company’s independent registered public accounting firm. Among other responsibilities, the audit committee also oversees and reviews all internal audit examinations and reports of the Company and the Bank, and reviews all audit reports of the Company prepared by the Company’s independent registered public accounting firm and all reports of examination of the Company and of the Bank prepared by regulatory authorities. The audit committee met six times during 2005 with the Company’s independent registered public accounting firm, KPMG LLP.

Asset-Liability Committee (ALCO). The asset liability committee is responsible for Board oversight of the Company’s and the Bank’s interest rate risk, capital adequacy and liquidity. Through the Company’s and Bank’s asset-liability and investment policies, the committee monitors, evaluates and controls interest rate risk, as a whole and within certain tolerance levels, while ensuring adequate liquidity and adequate capital.

Compensation/Personnel Committee (Compensation). The compensation/personnel committee is responsible for establishing the Company’s executive compensation standards and overseeing the administration of the Company’s compensation and benefits programs, including its equity compensation programs. The committee is also responsible for overseeing the administration of the employee benefit and compensation programs of the Bank.

Corporate Governance/Nominating Committee (CGNC.) The corporate governance/nominating committee is responsible for developing and recommending to the Board the corporate governance principles applicable to the overall governance of the Company and of the Bank. The corporate governance/nominating committee’s specific responsibilities include developing and recommending to the Board independence standards for Board members, evaluating the performance of the Board and its various committees, recommending to the Board the appointment of individual directors to the Board’s various committees, recommending to the Board the director nominees for election at the Company’s annual meeting of shareholders, developing and recommending criteria for the selection of new directors and reviewing and making recommendations on shareholder proposals.

Marketing and Business Development Committee (Marketing). The marketing and business development committee reviews the Bank’s marketing and business development activities.

Banking Technology Committee (Technology). The banking technology committee is responsible for overseeing the administration of the Bank’s data processing function.

Investment Management and Trust Group Committee (IMTG). The investment management and trust group committee is responsible for overseeing the Bank’s trust and investment management activities, including administering trust policy and reviewing trust accounts.

Loan Committee. The Loan Committee reviews and discusses loans being proposed for charge-off, as well as loans on the Watch Asset list and other problem loans. The committee additionally reviews and discusses various reports on the commercial loan portfolio and certain larger commercial relationships, with a particular focus on larger construction lending relationships.

The following table provides 2005 membership by current Directors and meeting information for each of the standing committees of the Company and the Bank:

	Executive (1)	Audit	ALCO (1)	Compensation	CGNC	Marketing	Technology	IMTG (1)	Loan

Ansin			X*			X			X
Armstrong						X	X		X
Bousquet						X		X	X
Bradley		X				X			X
Clancy			X			X	X	X	X
Clementi	X		X	X	X			X*
Conway	X		X	X*	X
Cowan	X	X		X			X*		X
Donahue						X*	X	X	X
Duncan	X		X			X		X
Flynn		X			X		X
Hanson	X			X					X*
Harrington		X	X		X	X			X
Lerner	X		X	X	X*			X
Main	X*		X			X		X	X
Reid		X
Sarantos						X	X		X
Spinelli			X			X		X
Stavropoulos		X*			X
Total Meetings Held in 2005	9 mtgs	7 mtgs	6 mtgs	9 mtgs	4 mtgs	2 mtgs	3 mtgs	9 mtgs	6 mtgs

*indicates Committee Chairperson

(1)   Two to three additional members are chosen to serve on a three-month rotating basis from among the remaining members of the Board of Directors.

Information Regarding Executive Officers and Other Significant Employees

Set forth below is certain information regarding the executive officers of the Company (including the Bank), other than those executive officers who are also Directors of the Company and for whom such information has been provided above. Each individual named below has held his or her position for at least five years, except as otherwise indicated.

Name	Age	Position

Robert R. Gilman	61	Executive Vice President, Administration, and Commercial Lender of the Bank

Stephen J. Irish	51	Executive Vice President and Chief Information Officer of the Bank; prior to January 1, 2005, also Chief Operations Officer of the Bank

James A. Marcotte	48

Executive Vice President, Chief Financial Officer and Treasurer of the Company and the Bank; prior to January 1, 2005, Senior Vice President and Chief Financial Officer of the Company and the Bank; prior to May 2003, Senior Vice President and Chief Financial Officer of the DeWolfe Companies, Inc.

Executive Compensation

Summary Compensation Table. The following table sets forth the compensation paid by the Company (through the Bank) for services rendered in all capacities during the year ended December 31, 2005, to the chief executive officer and each of the four most highly compensated executive officers of the Bank (the “Named Executive Officers”). The Company does not employ any persons, other than through the Bank.

Summary Compensation Table

		Annual Compensation			Long-Term Compensation Awards
				Other Annual	Securities
Name and Principal Position	Year (1)	Salary ($)	Bonus ($)	Compensation ($) (2)	Underlying Options (#)	Restricted Stock ($)	All Other Compensation (3)

George L. Duncan	2005	$203,900	$72,364	$77,621	14,000		$414,245
Chairman and Chief	2004	$211,742	—	$84,071	14,000		$388,383
Executive Officer of the Company and the Bank	2003	$203,900	$70,223	$6,640	—		$221,600

Richard W. Main	2005	$197,066	$68,822	$9,966	7,000		$182,948
President of the Company	2004	$168,238	—	$35,678	7,000		$85,165
and the Bank and Chief Lending Officer of the Bank	2003	$161,600	$54,443	$8,930	—		$80,113

		Annual Compensation			Long-Term Compensation Awards
				Other Annual	Securities
Name and Principal Position	Year (1)	Salary ($)	Bonus ($)	Compensation ($) (2)	Underlying Options (#)	Restricted Stock ($)		All Other Compensation (3)

John P. Clancy, Jr.	2005	$190,080	$67,459	$92,598	10,000	$249,375	(4)	$8,402
Executive Vice President	2004	$164,492	—	$4,087	6,500			$5,193
and Chief Operating Officer of the Company and the Bank and Chief Investment Officer of the Bank	2003	$158,400	$54,553	—	—			$9,366

Robert R. Gilman	2005	$153,352	$36,575		4,500			$102,661
Executive Vice President,	2004	$155,654	—	$9,529	4,000			$52,042
Administration, and Commercial Lender of the Bank	2003	$145,935	$18,782		—			$34,873

James A. Marcotte (5)	2005	$163,346	$39,350		4,500			$7,656
Executive Vice President,	2004	$160,962	—		3,000			$4,628
Treasurer and Chief Financial Officer of the Company and the Bank	2003	$95,385	$17,684		—			$3,591

(1)           There was an additional pay period in 2004 which resulted in 54 weeks of salary in 2004, as compared to 52 weeks in 2005 and 2003.

(2)           For 2005, this amount reflects reimbursement in the amount of $23,618 for personal tax liability incurred by Mr. Duncan in connection with the Company’s restructuring of his supplemental retirement plan.

For Mr. Duncan, in 2005 this amount includes $47,949 for the release of a collateral assignment related to the Company’s restructuring of his supplemental retirement plan.

For Mr. Clancy, in 2005 this amount includes $87,281 that was paid to offset personal tax liability incurred in conjunction with the restricted stock grant.

For 2004, this includes $77,093 for Mr. Duncan, $27,142 for Mr. Main and $9,529 for Mr. Gilman paid to the executive to offset personal tax liability incurred in connection with the executive’s supplemental retirement plan.

For each of Messrs. Duncan and Main, includes the amount of dues paid to a local club on the executive’s behalf for business development purposes in the amount of $4,133 in 2005, $3,676 in 2004 and $3,260 in 2003 for Mr. Duncan and $6,889 in 2005, $6,301 in 2004 and $5,810 in 2003 for Mr. Main.

For Messrs. Duncan, Main and Clancy, this amount also includes automotive compensation in the amount of $1,921 in 2005, $3,356 in 2004 and $3,380 in 2003 for Mr. Duncan; $3,077 in 2005, $2,234 in 2004 and $3,120 in 2003 for Mr. Main; and $5,317 in 2005 and $4,087 in 2004 for Mr. Clancy.

(3)           For each of Messrs. Duncan, Main, and Gilman, includes the benefit attributable to the executive’s supplemental retirement plan, which equaled $397,429 in 2005, $381,532 in 2004 and $200,100 in 2003 for Mr. Duncan; $172,365 in 2005, $80,774 in 2004 and$70,500 in 2003 for Mr. Main; and $93,660 in 2005, $46,940 in 2004 and $24,750 in 2003 for Mr. Gilman.

For each of the named executive officers, these amounts also include the annual matching contributions by the Bank to the Bank’s 401(k) plan which equaled $9,176 in 2005, $6,117 in 2004 and $10,500 in 2003 for Mr. Duncan; $8,001 in 2005, $4,220 in 2004 and $7,413 in 2003 for Mr. Main; $7,928 in 2005, $4,853 in 2004 and $9,000 in 2003 for Mr. Clancy; $6,756 in 2005, $3,983 in 2004 and $8,123 in 2003 for Mr. Gilman; and $7,243 in 2005, $4,298 in 2004 and $3,392 in 2003 for Mr. Marcotte.

For each of the named executive officers, these amounts also include the amount of life insurance premiums annually paid on term policies, which equaled $7,641 in 2005, $734 in 2004 and $11,000 in 2003 for Mr. Duncan; $2,582 in 2005, $170 in 2004 and $2,200 in 2003 for Mr. Main; $474 in 2005, $340 in 2004 and $366 in 2003 for Mr. Clancy; $2,245 in 2005, $1,119 in 2004 and $2,000 in 2003 for Mr. Gilman; and $412 in 2005, $330 in 2004 and $199 in 2003 for Mr. Marcotte.

(4)           The dollar amount shown equals the product of the number of shares subject to the restricted stock award (8,750) and the closing market price of the shares on the date of the award ($28.50). At December 31, 2005, these shares were valued at $272,125 based on the closing market price of the shares on December 30, 2005 (the last trading day of the year). The shares vest 20% per year starting on the first anniversary of the date of the award, subject to full vesting upon the occurrence of a change in control of the Company, the death or disability of the executive or the Company’s termination of the executive without cause. The executive is entitled to receive ordinary dividends, as and when paid, on all of the shares throughout the vesting period.

(5)           Mr. Marcotte began employment with the Company on May 17, 2003.

Director Compensation

The Company pays no separate compensation to the Directors for their service as members of the Company’s Board of Directors. The Bank pays $350 to Directors for Board of Directors meetings, $350 to Directors for executive committee meetings, $350 to Directors for audit committee meetings, $250 to Directors for all other committee meetings, a $500 monthly retainer to all Directors and a $200 monthly retainer to executive committee members. The Bank also pays quarterly retainers of $1,250 to the chairpersons of the asset liability, investment management and trust group, and audit committees, $1,000 to the chairperson of the compensation/personnel committee, $750 to the chairperson of the loan committee, $625 to the chairperson of the corporate governance/nominating committee, $500 to the chairperson of the banking technology committee and $250 to the chairperson of the marketing and business development committee. Directors who are also full-time salaried officers of the Bank are not paid for attending Board of Directors or committee meetings and do not receive retainers of any kind for their services in any capacity as Directors.

For the year 2005, Directors had the right to make an irrevocable election (by December 31, 2004) to receive shares of Common Stock in lieu of receiving an elected portion of cash fees. The number of shares issued to Directors pursuant to this election was based on a valuation analysis of the Common Stock as of

January 3, 2005. Pursuant to the terms of the election, shares were not considered earned, and were not issued to a Director, until the Director had actually earned the cash fees in lieu of which the shares were to be issued. If a Director who had elected to receive shares of Common Stock in lieu of cash fees pursuant to this election had ceased to serve as a member of the Board of Directors for any reason prior to his or her having earned the fees in lieu of which shares were to be issued, the Director would have received a cash amount (and no shares) equal to the fees earned through the date on which he or she ceased to serve as a Director. For the year 2005, the Company issued a total of 6,079 shares of Common Stock to eleven Directors at a per share issuance price of $32.85. This per share price reflected the value of the Common Stock at January 3, 2005, based on a replication by management of a valuation analysis that was formerly performed in June of each year, prior to the Company’s listing on the NASDAQ National Market in February 2005, by an outside financial advisor for purposes of determining the fair market value of the Common Stock in connection with the Company’s administration of its dividend reinvestment plan. For the year 2006, Directors have the same option to receive shares of Common Stock in lieu of cash fees at a per share issuance price of $31.58, which reflects the value of the Common Stock at January 3, 2005, based on the average of the high and low trade prices of the Common Stock on the NASDAQ National Market on that date.

The Company believes that giving Directors the option to receive stock in lieu of cash fees further aligns Directors’ interests with those of the Company’s shareholders.

Agreements with Named Executive Officers

The Company and the Bank are parties to employment agreements with Messrs. Duncan, Main and Clancy and are parties to a change in control/noncompetition agreement with Mr. Gilman. The term of Mr. Duncan’s agreement is a “rolling” three years, subject to earlier termination as described below. Under the agreement, Mr. Duncan serves as chairman and chief executive officer for both the Company and the Bank and he is entitled to a minimum base salary of $203,900, plus an annual bonus as determined by the Board of Directors as well as all other benefits that the Company may provide at any time to its officers and employees. The Company may terminate Mr. Duncan’s employment at any time and for any reason, whether or not for cause (as defined in the agreement). Likewise, Mr. Duncan may choose to terminate his employment at any time and for any reason. The amount of severance payments and benefits that may be due to Mr. Duncan following any termination of his employment depends upon whether the Company terminates his employment with or without cause or whether Mr. Duncan chooses to terminate his employment with or without good reason (as defined in the agreement) or whether any such termination occurs before or after the Company or the Bank undergoes a change in control (as defined in the agreement).

Mr. Duncan may terminate his employment for “good reason” if any of the following events has occurred: Mr. Duncan is relieved of the office of either chairman or chief executive officer, for either the Company or the Bank, or Mr. Duncan’s functions, duties or responsibilities are otherwise reduced, in either case without his consent; the Company commits a material breach of the agreement or any successor to the Company fails to assume the Company’s obligations under the agreement; or the Company or the Bank undergoes a change in control.

If the Company terminates Mr. Duncan’s employment for cause prior to a change in control, then Mr. Duncan would receive no severance payments or benefits. If the Company terminates Mr. Duncan’s employment without cause or Mr. Duncan chooses to terminate his employment for good reason, in either case prior to a change in control, then Mr. Duncan will receive an amount equal to his previous highest annual compensation (as defined in the agreement) for each of the next three years, plus continuing employee benefits at no increased expense for the next three years.

If the Company, including any successor, terminates Mr. Duncan’s employment without cause or Mr. Duncan chooses to terminate his employment for any reason, in either case after a change in control, then

Mr. Duncan will receive a lump sum payment equal to three times his previous highest annual compensation, plus continuing employee benefits at no increased expense for the next three years.

If Mr. Duncan chooses to terminate his employment without good reason prior to a change in control, and subject to the provisions described below regarding termination as a result of death, disability or retirement, he will not receive any severance payments, although he will receive, as described further below, annual payments equal to 70% of his previous highest annual compensation for up to the next two years, during which time he will be subject to noncompete restrictions.

Subject to the one-year “look back” described below, if Mr. Duncan dies before a change in control, his estate will receive six-months of base salary continuation and his spouse and any other minor dependents will continue to receive employee benefits in accordance with certain conditions specified in the agreement. If Mr. Duncan dies while the agreement is in effect after a change in control, his estate will receive the three-year lump sum payment described above.

If Mr. Duncan becomes disabled at any time while the agreement is in effect, whether before or after a change in control, and he qualifies for long-term disability benefits, then he will receive on an annual basis up to 75% of his previous highest annual compensation for the remaining term of the agreement.

Subject to the one-year “look back” described below, if Mr. Duncan chooses to retire at any time while the agreement is in effect he will not receive any severance payments, but will be entitled to receive continuing employee benefits for one year following the date of retirement.

If the Company terminates Mr. Duncan’s employment without cause or Mr. Duncan chooses to terminate his employment for any reason, or his employment is otherwise terminated as a result of his death or retirement or during a period of long-term disability, and a change in control occurs within one year after any such termination, then Mr. Duncan (or his estate if he has died) will receive the three-year lump sum payment described above (taking into account any amounts that have been paid prior to the change in control).

In lieu of the Company terminating Mr. Duncan’s employment without cause or Mr. Duncan choosing to terminate his employment for any reason, at any time while the agreement is in effect, whether before or after a change in control, the parties may agree to enter into a consulting arrangement for the remaining term of the agreement. During any such consulting period, Mr. Duncan will be paid on an annual basis 50% of his previous highest annual compensation and will continue to receive full benefits. Either the Company (including any successor) or Mr. Duncan may terminate this consulting arrangement at any time and for any reason. The amounts that may be due to Mr. Duncan following any termination of the consulting arrangement will be based upon whether the termination occurs before or after a change in control and whether the termination is by the Company for cause or without cause or by Mr. Duncan for good reason or without good reason.

Mr. Duncan will be subject to noncompete restrictions for up to two years after the termination of his employment for any reason, including the termination of any consulting arrangement, if the termination occurs before a change in control. These noncompete restrictions do not apply following any termination of Mr. Duncan’s employment that occurs after a change in control. Any noncompete restrictions that may be in effect at the time of a change in control automatically expire upon such change in control.

During the period of any noncompete restrictions under the agreement, Mr. Duncan will receive on an annual basis an amount equal to 70% of his previous highest annual compensation or 50% of his previous highest annual compensation if the noncompete period follows the termination of any consulting period; provided, however, that if the termination that precedes the noncompete period is either a termination by the Company without cause or a termination by Mr. Duncan for good reason, then Mr. Duncan will receive on an annual basis during the noncompete period the full 100% of his previous highest annual compensation that he is otherwise entitled to receive.

The terms of both Mr. Main’s and Mr. Clancy’s agreements are substantially equivalent to those of Mr. Duncan’s agreement, except that (i) the term of Mr. Main’s and Mr. Clancy’s agreements are for a “rolling” two years; (ii) Mr. Main’s minimum annual base salary is $193,919 and Mr. Clancy’s minimum annual base salary is $190,080; (iii) the offices to be held by Mr. Main under the agreement are president of the Company and president and chief lending officer of the Bank and the offices to be held by Mr. Clancy under the agreement are executive vice president and chief operating officer of the Company and of the Bank; (iv) if Mr. Main’s or Mr. Clancy’s employment is terminated at any time prior to a change in control by the Company without cause or by Mr. Main or Mr. Clancy for good reason, then that executive shall be entitled to receive an amount equal to his previous highest annual compensation for each of the next two years; and (v) if Mr. Main’s or Mr. Clancy’s employment is terminated at any time after a change in control by the Company, or any successor, without cause or by Mr. Main or Mr. Clancy for any reason, then that executive shall be entitled to receive a cash lump sum payment equal to two times his previous highest annual compensation.

Under the terms of the change in control/non-competition agreement among the Company, the Bank and Mr. Gilman, if the executive’s employment is terminated for any reason, whether at the initiative of the Company or of the executive and whether or not for cause (as defined in the agreement), at any time prior to a change in control (as defined in the agreement), then the executive shall be prohibited from competing directly or indirectly with the Company for a period of one year following the date of such termination (and assuming that no change in control occurs at any time during such one-year period). During any such non-compete period, if the termination of the executive’s employment was initiated by the Company for any reason other than for cause, then the executive shall receive severance payments equal in the aggregate on an annualized basis to 75% of the sum of (i) his annual base salary as of the date of termination, (ii) the amount of any commission or other compensation not otherwise included in base salary or other bonus amounts paid to the executive with respect to the most recently completed fiscal year prior to the date of termination, and (iii) the amount of any annual incentive or other bonus paid to the executive with respect to the most recently completed fiscal year prior to the date of termination.

If Mr. Gilman’s employment is terminated for any reason, whether at the initiative of the Company or of the executive and whether or not for cause, within two years after the date of a change in control, then the executive shall be entitled to receive severance payments over an 18-month period equal in the aggregate to 1.5 times his previous highest annual compensation (as defined in the agreement), together with certain other specified severance payments and benefits.

If Mr. Gilman’s employment is terminated for any reason within one year prior to the date on which a change in control occurs, other than for cause, then the executive shall be entitled to receive all of the payments and benefits that he would have been entitled to receive if such termination had occurred within two years after the date of such change in control.

The Bank is a party to salary continuation agreements and supplemental life insurance agreements with Messrs. Duncan, Main and Gilman, which provide certain specified retirement and insurance benefits. The Bank entered into these agreements in 2005 as part of a restructuring of the supplemental retirement programs it has maintained for these executives. See the discussion under the heading “Supplemental Retirement Benefit and Supplemental Life Benefit” contained in the section entitled “Compensation/Personnel Report on Executive Compensation” at page 28 below for additional information regarding the reasons for this restructuring.

Under each of the salary continuation agreements, and in accordance with the conditions specified therein, benefits accrue over time from the date of the agreement until the executive reaches a specified age

(68 for Mr. Duncan, 63 for Mr. Main and 63 for Mr. Gilman). Upon full vesting of the benefit, the executives will be paid the following annual amounts for 20 years:  Mr. Duncan — $149,500; Mr. Main — $95,300; and Mr. Gilman — $31,000. Under the supplemental life insurance agreements, the Bank is obligated to cause the payment of death benefits to the executives’ designated beneficiaries in the following amounts:  Mr. Duncan — $1,556,056; Mr. Main — $791,496; and Mr. Gilman — $239,416. The Bank has funded these obligations through the purchase of insurance policies owned by the Bank.

Option Grants in Last Fiscal Year

The following table sets forth information concerning individual grants of stock options made during 2005 to each of the Named Executive Officers.

	Number of Securities Underlying options Granted (1)	Percentage of Total options Granted to Employees in 2005	Exercise Price Per Share	Expiration Date	Potential realizable value ($)
					at assumed annual rates
					of stock price appreciation
					for option term (2)
					5%	10%

George L. Duncan	14,000	11.80%	$28.75	8/2/2013	$192,176	$460,295
Richard W. Main	7,000	5.90%	$28.75	8/2/2013	$96,088	$230,147
John P. Clancy, Jr.	10,000	8.43%	$28.75	8/2/2013	$137,268	$328,782
Robert R. Gilman	4,500	3.79%	$28.75	8/2/2013	$61,771	$147,952
James A. Marcotte	4,500	3.79%	$28.75	8/2/2013	$61,771	$147,952

(1)   One-fourth of the total number of shares of Common Stock subject to the options granted becomes exercisable on an annual basis on August 3rd of each year beginning in 2006 and ending in 2009, except for the options granted to Mr. Duncan, which were fully exercisable as of the original grant date of August 3, 2005, the options granted to Mr. Main, which will become fully exercisable as of his 62nd birthday on April 3, 2009, and the options granted to Mr. Gilman, which will become fully exercisable as of his 62nd birthday on March 24, 2007.

(2)   The amounts shown as potential realizable values are based on arbitrarily assumed annualized rates of appreciation of five percent and ten percent of the Common Stock over the full eight year term of the options, in accordance with applicable SEC regulations. No gain for the optionee is possible without an increase in the price of the Common Stock, which will benefit all of the Company’s shareholders proportionately. Actual gains on options exercised are dependent on the future performance of the Common Stock. There can be no assurance that the potential realizable values shown in this table will be achieved.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

The following table shows each exercise of stock options by the Named Executive Officers during the year ended December 31, 2005 and the unexercised stock options held by such persons as of such date:

Name	Shares Acquired on Exercise (#)	Value Realized ($)(1)	Number of Securities Underlying Unexercised Options at Fiscal Year-End (#) Exercisable/ Unexercisable	Value of Unexercised In-the- Money Options at Fiscal Year-End ($) Exercisable/ Unexercisable (1)
George L. Duncan	16,000	$248,000	72,000 / —	$ 868,580 / $ —
Richard W. Main	4,000	$68,880	12,500 / 14,000	$ 189,905 / $41,195
John P. Clancy, Jr.	3,000	$61,890	11,250 / 16,250	$ 164,263 / $43,258
Robert R. Gilman	3,000	$65,325	6,500 / 8,500	$ 83,210 / $24,715
James A. Marcotte	—	—	750 / 6,750	$ 315 / $11,520

(1)           The value realized calculations in the third column from the left above are based upon the difference between the value of the Common Stock on the option exercise date and the per share exercise price of the options. The value on the exercise date was based on the average of the high and low trade price of the stock on the NASDAQ National Market on the exercise date. The dollar values of the unexercised options shown in the fifth column from the left above are based upon the difference between $31.10, which was the value of the Common Stock as of December 30, 2005 (the last trading day of the year), based on the average of the high and low trade price of the stock on the NASDAQ National Market, and the per share exercise price of the options.

Audit Committee Report

The Audit Committee of the Company’s Board of Directors (the “Audit Committee”) is composed of six independent directors and operates under a written charter adopted by the Board of Directors. A copy of the Audit Committee’s Charter can be found on the Company’s website (www.enterprisebanking.com). The Audit Committee reviews and reassesses the adequacy of the Audit Committee charter on an annual basis. The Board of Directors has determined that Nickolas Stavropoulos, who is one of these six independent directors, qualifies to serve as the Company’s Audit Committee Financial Expert (as such term is defined under applicable SEC rules). The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of the Company’s independent registered public accounting firm, which reports directly to the Audit Committee. From time to time, the Audit Committee meets in executive session with the external independent auditors at which time discussions of financial management, accounting and internal controls take place.

In determining the independence of the Audit Committee members, the Board of Directors has used, as required for a company with shares listed on the NASDAQ National Market, the definition of independence applicable generally to all directors contained in Section 4200(a)(15) of the NASD listing standards, as well as the additional independence criteria applicable specifically to audit committee members contained in Section 4350(d)(2)(A) of such listing standards, and has applied such definition and additional criteria consistently to all members of the Audit Committee.

Management is responsible for the Company’s internal controls and the financial reporting process. The Company’s independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with the standards of the Public

Company Accounting Oversight Board (United States) and for assessing management’s evaluation of the company’s internal controls and procedures for financial reporting and for issuing reports thereon. The Audit Committee’s responsibility is to monitor and oversee these processes. The Audit Committee’s responsibilities also include resolving any disagreements that may arise between management and the Company’s independent registered public accounting firm. Further the Audit Committee is responsible for the oversight of financial reporting and establishing procedures for the receipt, retention and treatment of any complaints that may be received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by employees of the Company of any concerns that may arise regarding questionable accounting or auditing matters.

The Audit Committee has met and held discussions with management and the Company’s independent registered public accounting firm. Management has represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with U.S. generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the Company’s independent registered public accounting firm. The Audit Committee has discussed with the Company’s independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

The Company’s independent registered public accounting firm has also provided to the Audit Committee the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee has discussed with the Company’s independent registered public accounting firm that firm’s independence.

Based upon the Audit Committee’s discussions with management and the Company’s independent registered public accounting firm, and the Audit Committee’s review of the representation of management and the reports of the Company’s independent registered public accounting firm to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005 as filed with the SEC.

Nickolas Stavropoulos (Chairperson)

Kathleen M. Bradley

Carole A Cowan

Lucy A. Flynn

John P. Harrington

Carol L. Reid

Compensation/Personnel Committee Report on Executive Compensation

Introduction

The Compensation/Personnel Committee of the Board of Directors (the “Compensation Committee”) is comprised entirely of non-employee, independent members of the Board of Directors. It is the responsibility of the Compensation Committee to review the performance and set the compensation of the Company’s chief executive officer, and to review and approve all compensation arrangements for the Company’s remaining executive officers, including annual base salary, the annual incentive opportunity level, the long-term incentive opportunity level, any employment or severance agreements, and any special or supplemental retirement benefits. All actions by the Compensation Committee are reported to, and considered for ratification by, the full Board of Directors. A copy of the Compensation Committee’s Charter can be found on the company’s website (www.enterprisebanking.com).

During 2005, the Board of Directors did not modify or reject any proposed action or recommendation presented by the Compensation Committee.

Key Principles

The Compensation Committee has adopted the following principles to use for guidance in setting executive compensation:

Pay Competitively

The Compensation Committee maintains a philosophy that total annual compensation should be competitive relative to that found in other commercial banking organizations of comparable asset size and performance. The Compensation Committee believes that this is necessary to attract, motivate and retain highly qualified executives, who in turn are essential to the company’s achieving the financial goals set by the Board of Directors and sustaining long-term value for shareholders.

Consistent with this philosophy, the Compensation Committee obtains information regarding compensation levels in the Company’s industry through various sources, including compensation surveys conducted by banking industry associations and independent compensation consultants.

The Compensation Committee generally attempts to set total attainable compensation at or above the midpoint range of peer compensation subject to individual and Company financial performance.

Tie Incentive Compensation to Company Financial Performance

The Compensation Committee supports a pay for performance philosophy, which is intended to enhance long-term shareholder value. Total incentive compensation paid to the company’s executive officers is calculated using incentive models. Through the use of incentive models, the compensation structure for employees in management positions includes a risk/reward component. The Compensation Committee believes that when performance targets are achieved, total compensation earned by executive officers will reach a level competitive with the total compensation paid to executive officers with similar responsibilities at other comparable commercial banking organizations. All employees, including executive officers, are eligible to receive an annual incentive bonus based upon the attainment of various predetermined financial performance goals. This plan is referred to in this summary as the stakeholder plan and is based upon a methodology provided to the Company by an independent, outside consultant. In addition to their inclusion in the stakeholder plan, the Company’s executive officers, including Messrs. Duncan, Main, Gilman, Clancy and Marcotte, are eligible to receive an additional annual incentive bonus based solely upon the attainment of predetermined net income levels. This additional bonus plan is referred to in this summary as the supplemental plan.

Long-Term Equity Compensation

The Compensation Committee aligns the interests of the Company’s executives with the long-term interests of stockholders through the granting of stock options and restricted stock at fair market value. Stock options were granted in August 2005 as detailed in the section entitled “Option Grants in Last Fiscal Year” at page 24 above.

In September 2005, the Compensation Committee approved a restricted stock award of 8,750 shares to Mr. Clancy as part of an overall assessment of his total compensation arrangement. This restricted stock award was intended to reflect not only Mr. Clancy’s contributions to the Company’s past performance, but also the additional responsibilities he has assumed for the Company’s future operations since his appointment as Chief Operating Officer on December 31, 2004.

Supplemental Retirement Benefit and Supplemental Life Benefit

As described under the heading “Agreements with Named Executive Officers” at page 21 above, in 2005 the Bank entered into salary continuation and supplemental life insurance agreements with each of Messrs. Duncan, Main and Gilman as part of a restructuring of the Bank’s supplemental retirement programs for these executives. Prior to 2003, the Bank had authorized, at different times, supplemental retirement programs for each of Messrs. Duncan, Main and Gilman utilizing split dollar life insurance agreements (the “Executive Split Dollar Agreements”). In response to potential compliance and tax issues with respect to the Executive Split Dollar Agreements resulting from the enactment of the Sarbanes-Oxley Act of 2002 and the issuance of Internal Revenue Service Notice 2002-8, the Bank engaged a consultant to advise the Compensation Committee and make recommendations on the best alternative for funding executive officer non-qualified retirement programs. The objective of the Compensation Committee was to eliminate the compliance and tax concerns associated with the Executive Split Dollar Agreements while maintaining a level of retirement and insurance benefit for each of the executives that would be substantially equivalent to the benefits that had been anticipated under the Executive Split Dollar Agreements. Based upon the consultant’s recommendations, the Compensation Committee approved a restructuring of the executives’ supplemental retirement programs under which Messrs. Duncan, Main and Gilman assigned ownership of the life insurance policies subject to the Executive Split Dollar Agreements to the Bank, the Executive Split Dollar Agreements were terminated and the Bank entered into the salary continuation and supplemental life insurance agreements with the executives.

Other

In addition to their participation in the Company’s general employee benefits plan, as described in footnote (2) of the Summary Compensation Table at pages 18-19 above, the Company also provides company-owned vehicles for the use of Messrs. Duncan, Main and Clancy and the Company pays dues related to club memberships for Mr. Duncan and Mr. Main. The Compensation Committee believes that the cost of these additional perquisites are modest for the size of the Company and that providing them is consistent with maintaining a competitive total compensation and benefits package for senior management.

In summary, executive compensation is composed of base salary, annual incentive compensation, long-term equity compensation and, for certain members of senior management, supplemental retirement benefits and other reasonable perquisites.

2005 Executive Compensation Program

Executive Officers

In determining total 2005 compensation (including base salary, total incentive compensation levels, long-term equity compensation, supplemental retirement benefits and other perquisites). The Compensation Committee reviewed compensation data for other commercial banking organizations of similar size, which are located in similar markets or otherwise in areas in which the Company competes for talent. Specific bank officers are matched as closely as possible with officers from the other commercial banking organizations with similar functional responsibilities. Total incentive cash bonuses in 2005 for executive officers was between 24.09% and 35.49% of base pay under the incentive compensation plans based on the company’s attaining pre-established financial goals including 12% net income growth. No bonus payments were made under these plans in 2004.

Chief Executive Officer

At the beginning of the year, the Compensation Committee set Mr. Duncan’s total compensation plan for 2005. Mr. Duncan’s 2005 total compensation is comprised of base salary, annual incentive compensation, stock option grants, a supplemental retirement benefit and other perquisites. Mr. Duncan received annual incentive compensation of $72,364 or 35.49% of base pay under the incentive compensation plans based on the company’s attaining pre-established financial goals including 12% net income growth. He received no bonus payments under these plans in 2004.

Closing

The Compensation Committee believes that the Executive Compensation Program for 2005 successfully linked executive compensation to the Company’s financial performance. This report has been submitted by the Compensation

Committee:

James F. Conway III (Chairperson)

John R. Clementi

Carole A. Cowan

Eric W. Hanson

Arnold S. Lerner

Compensation/Personnel Committee Interlocks and Insider Participation

As described in further detail under the heading “Transactions with Certain Related Persons” at page 31 below, the members of the Compensation/Personnel Committee, as well as businesses and other entities with which they may be affiliated, are customers of the Bank and/or have entered into loan transactions with the Bank in the ordinary course of business.

Director Nominations and Shareholder Communications

Proposed director nominees are recommended to the Board of Directors for its approval by the Company’s Corporate Governance/Nominating Committee (“CGNC”), which was established in 2003. The CGNC is comprised of six independent directors. In determining the independence of the CGNC members, the Board of Directors has used the definition of independence contained in Rule 4200(a)(15) of the NASD’s listing standards and has applied this definition consistently to all members of the CGNC.

A copy of the CGNC’s Charter and the Company’s Corporate Governance Guidelines can be found on the Company’s website (www.enterprisebanking.com). The Charter and Guidelines outline director qualifications, appointment to and removal from the Board of Directors and its various committees, structure and operations of the Board of Directors and its various committees and the CGNC’s reporting function to the Board of Directors.

The CGNC has reviewed, refined and formalized criteria for the selection of new directors to the Board of Directors. These criteria include independence, experience relevant to the needs of the Company, leadership qualities and the ability to represent the broad interests of shareholders. In selecting new directors, consideration is given to both the personal qualities and abilities of individual candidates and the collective skills and aptitudes of the Board of Directors as a whole.

Nominees for election to the Board of Directors may be identified and submitted to the CGNC for its consideration by directors, shareholders and/or management. The CGNC maintains a policy of considering nominees submitted by shareholders, provided that such shareholder nominees are submitted in accordance with the applicable requirements contained in the Company’s by-laws. The CGNC may also retain a professional search firm to assist with the identification of qualified candidates, although no such outside assistance has been retained with respect to any existing directors or current nominees.

The Chairman of the CGNC and the Chairman of the Board of Directors shall extend an invitation to join the Board of Directors, subject to election by the Company’s shareholders, to those nominees who are recommended by the CGNC and approved by the Board of Directors. The Board of Directors also retains the right, as outlined in the Company’s by-laws, to appoint directors as needed throughout the year.

Directors are required to attend the Company’s annual meeting. Absences will be allowed for serious personal or business obligations that cannot be re-scheduled. All of the Company’s directors, excluding Ms. Cowan and Mr. Stavropoulos, attended the 2005 annual meeting.

Shareholders may submit nominations for candidates for election to the Board of Directors in accordance with the applicable requirements contained in the Company’s by-laws to the attention of the Company’s Clerk at the Company’s principal office located at 222 Merrimack Street, Lowell, Massachusetts 01852. Shareholders may also communicate directly with members of the Board of Directors by sending such communications to a specified director or group of directors or to the Board of Directors in its entirety, addressed c/o the Clerk of the Company at the Company’s principal office at the foregoing address. There have been no changes to these procedures since the Company last described these procedures in its proxy statement relating to the 2005 annual meeting of shareholders.

Comparative Performance Graph

Under applicable rules of the SEC, the Company is required to present a chart comparing the cumulative total return (which assumes the reinvestment of all dividends) on the Common Stock with the cumulative total return of (i) a broad based equity market index and (ii) a published industry index or peer group. The following graph shows the changes over the five-year period ended on December 31, 2005 in the value of $100 invested in (i) the Common Stock, (ii) the Standard & Poors 500 Index and (iii) the NASDAQ Bank Index. As of February 14, 2005, the Company’s shares began trading on the NASDAQ National Market under the trading symbol “EBTC”. Prior to February 14, 2005, there was no active trading market for the Common Stock, although shares were traded periodically on a privately negotiated basis. For each year prior to 2005, the increase in the value of the Common Stock over the five-year period shown on the following performance graph is based on the actual prices known to the Company at which shares of the Common Stock were traded as of the most recent date prior to December 31 of each of the years shown. For purposes of the graph, the reinvestment of dividends paid prior to 2005 are based upon the annual valuation analysis of the Common Stock that was formerly undertaken in the years prior to the Company’s listing on the NASDAQ National Market pursuant to the Company’s administration of its dividend reinvestment plan.

	2000	2001	2002	2003	2004	2005
Enterprise Bancorp	$100.00	$107.41	$126.62	$151.95	$186.61	$187.29
S&P 500	$100.00	$86.96	$66.64	$84.22	$91.79	$94.55
NASDAQ Bank	$100.00	$110.08	$115.05	$149.48	$165.92	$158.73

Transactions with Certain Related Persons

The Bank leases its headquarters and certain other space for operations from realty trusts, the beneficiaries of which include various Directors of the Company. The leases between the Bank and each of these trusts were reviewed and approved by a committee of independent Directors who had no financial or other interest in any of the trusts. The Board of Directors believes that the terms of each of these leases, including lease rates, are substantially similar to such terms as would be included in comparable lease transactions entered into at the time of such leases with persons who are not affiliated with the Bank.

Certain Directors and executive officers of the Company are also customers of the Bank and have entered into loan, trust and brokerage and deposit transactions with the Bank in the ordinary course of business. In addition, certain Directors are also directors, trustees, officers or stockholders of corporations and non-profit entities or members of partnerships that are customers of the Bank and that enter into loan and other transactions with the Bank in the ordinary course of business. Such loan transactions with Directors and executive officers of the Bank and with such corporations, non-profit entities and partnerships are on such terms, including interest rates, repayment terms and collateral, as those prevailing at the time for comparable transactions with persons who are not affiliated with the Bank and do not involve more than a normal risk of collectibility or present other features unfavorable to the Bank.

SECURITIES OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS

The following table sets forth stock ownership information with respect to Directors, Named Executive Officers, all Directors and executive officers as a group and all other persons known to the Company who are the beneficial owners of more than 5% of the Common Stock. All such information is as of March 14, 2006. This information includes the total number of shares of the Common Stock known by the Company to be beneficially owned by each such person and group and the percentage of the Common Stock each such person and group beneficially owns. All shares are owned of record and beneficially, and each person and group identified has sole voting and investment power with respect to such shares, except as otherwise noted.

Directors	Shares of Common Stock Beneficially Owned (1)(2)	Percent of Total Common Stock

Kenneth S. Ansin (3)	56,177	1.48%
Walter L. Armstrong (4)	76,478	2.01%
Gerald G. Bousquet	18,883	*
Kathleen M. Bradley	13,428	*
John P. Clancy, Jr. (5)	35,989	*
John R. Clementi (6)	18,657	*
James F. Conway, III (7)	5,217	*
Carole A. Cowan	1,029	*
Nancy L. Donahue (8)	19,841	*
George L. Duncan (9) 710 Andover Street Lowell, MA 01852	237,590	6.24%
Lucy A. Flynn (10)	4,219	*
Eric W. Hanson (11) Three Boardwalk Chelmsford, MA 01824	219,013	5.75%
John P. Harrington (12)	4,505	*
Arnold S. Lerner (13) 155 Pine Hill Road Hollis, NH 03049	256,284	6.73%
Richard W. Main (14)	114,715	3.01%
Carol L. Reid	40	*
Charles P. Sarantos (15)	27,588	*
Michael A. Spinelli (16)	139,511	3.66%
Nickolas Stavropoulos (17)	1,103	*

Other Named Executive Officers

Robert R. Gilman (18)	27,000	*
James A. Marcotte	1,500	*
All Directors and Executive Officers as a Group (22 Persons)	1,300,148	34.15%

Other 5% Stockholders

Ronald M. Ansin 132 Littleton Road Harvard, MA 01451	353,000	9.27%

*              Named individual beneficially owns less than 1% of total Common Stock.

(1)           The information as to the Common Stock beneficially owned has been furnished by each such stockholder.

(2)           Includes shares subject to options exercisable within sixty days as follows: Mr. Clancy, 12,875; Mr. Duncan, 72,000; Mr. Main, 14,250; Mr. Gilman, 7,500; Mr. Marcotte, 1,500; Mr. Irish, 11,000; and all Directors and executive officers as a group, 119,125.

(3)           Includes 20,589 shares owned jointly with Mr. Ansin’s wife, 1,000 shares owned by Mr. Ansin’s children and 1,000 shares owned by a trust for which Mr. Ansin is the trustee.

(4)           Includes 65,316 shares owned jointly with Mr. Armstrong’s wife.

(5)           Includes 1,094 shares owned by Mr. Clancy’s children and 13,270 shares owned jointly with Mr. Clancy’s wife. Also included are 8,750 shares of restricted stock that are not yet vested, but of which Mr. Clancy has voting power.

(6)           All shares are held by Mr. Clementi through trusts.

(7)           Includes 4,322 shares owned jointly with Mr. Conway’s wife.

(8)           Includes 5,000 shares held in trust for which Ms. Donahue’s husband is the trustee and 560 shares owned be Ms. Donahue’s children.

(9)           Includes 7,516 shares owned by Mr. Duncan’s wife and 10,869 shares owned jointly by Mr. Duncan’s wife and his adult children.

(10)         Includes 2,000 shares owned by Ms. Flynn’s husband.

(11)         Includes 131,408 shares owned jointly with Mr. Hanson’s wife.

(12)         Includes 1,733 shares owned jointly with Mr. Harrington’s wife.

(13)         Includes 109,323 shares owned by Mr. Lerner’s wife.

(14)         Includes 38,006 shares held by Mr. Main through a trust, and 39,000 shares owned jointly with Mr. Main’s wife.

(15)         Includes 6,075 shares held by Mr. Sarantos through a trust, 11,420 shares owned jointly with Mr. Sarantos’ wife, 2,139 shares owned jointly by Mr. Sarantos’ wife and daughter and 1,541 shares owned by a trust for which Mr. Sarantos’ wife is the  trustee.

(16)         All shares are held by Mr. Spinelli through a trust.

(17)         All shares are owned jointly with Mr. Stavropoulos’ wife.

(18)         Includes 19,500 shares owned jointly with Mr. Gilman’s wife.

STOCKHOLDER PROPOSALS

Under applicable rules of the SEC, proposals of stockholders of the Company intended to be presented at the Company’s 2007 annual meeting of stockholders must be received by the Company no later than November 24, 2006 to be included in the Company’s proxy statement and form of proxy relating to that meeting. If the 2007 annual meeting of stockholders is advanced or delayed by more than 30 days from the date of the Annual Meeting, the date by which stockholder proposals to be presented at the 2006 meeting must be received by the Company to be included in the Company’s proxy statement and form of proxy relating to that meeting will change from the date indicated in the preceding sentence. If this occurs, the Company will inform stockholders of such change by including a notice to such effect in its earliest possible quarterly report on Form 10-Q as filed by the Company with the SEC.

In addition to the foregoing SEC rules, pursuant to the Company’s articles of organization and by-laws, any stockholder wishing to have any Director nomination or stockholder proposal considered at the Annual Meeting (although not otherwise included in this Proxy Statement) must provide written notice of such nomination or proposal to the Clerk of the Company in accordance with the requirements of the articles of organization and by-laws of the Company at its principal executive offices by no later than April 4, 2006.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires that the Company’s Directors and executive officers and any other persons who own more than 10% of the outstanding shares of the Common Stock file with the SEC initial reports of ownership and subsequent reports of changes of ownership with respect to their beneficial ownership of the Common Stock. Such persons are required by SEC regulations to furnish the Company with copies of all such Section 16(a) reports that they may be required to file. Each of the following executive officers received a stock option grant on August 3, 2005, for which a report on Form 4 was filed after the required filing date of August 5, 2005:  Messrs. Duncan,  Main,  Clancy,  Gilman,  Marcotte, and Irish. Mr. Stavropoulos gifted 200 shares to his daughter during 2005, for which a report on Form 5 was filed after the required filing date of February 14, 2006. Mr. Ansin purchased 1,500 shares on February 24, 2006, for which a report on Form 4 was filed after the required filing date of February 28, 2006.

To the Company’s knowledge, all other reports under Section 16(a) of the Exchange Act that any of its Directors or executive officers has been required to file during the year ended December 31, 2005 and through February 28, 2006, have been filed on a timely basis.

OTHER MATTERS

Shares represented by proxies in the enclosed form will be voted as stockholders direct. Properly executed proxies that contain no directions to the contrary will be voted (1) FOR the election of the five nominees to serve as Directors of the Company, (2) FOR the amendments to the Company’s Restated Articles of Organization, (3) FOR the amendment to the Company’s 2003 Stock Incentive Plan and (4) FOR the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2006. At the time of preparation of this Proxy Statement, the Board of Directors knows of no other matters to be presented for action at the Annual Meeting. As stated in the accompanying proxy card, if any other business should properly come before the Annual Meeting, the proxies named therein have discretionary authority to vote the shares according to their best judgment.

ANNUAL REPORT ON FORM 10-K

The Company’s Annual Report on Form 10-K (without exhibits) is included with the Company’s Annual Report to Stockholders, and is being furnished to shareholders of record together with this Proxy Statement. Requests for additional copies may be directed to: Enterprise Bancorp, Inc., 222 Merrimack Street, Lowell, Massachusetts 01852, Attention: Michael A Spinelli, Clerk.

ADDITIONAL COPIES OF ANNUAL REPORT AND PROXY STATEMENT

AVAILABLE TO SHAREHOLDERS SHARING COMMON MAILING ADDRESS

Unless the Company has received instructions to the contrary, two or more shareholders of record who share a common mailing address may receive one Annual Report to Stockholders and one copy of this Proxy Statement, together with a separate proxy card for each such shareholder, in a single package addressed to such shareholders. Any shareholder of record who shares a common mailing address with one or more other shareholders of record and has received a single Annual Report to Stockholders and Proxy Statement as provided herein, may request a separate Annual Report to Stockholders and Proxy Statement either by directing such request in writing to the Clerk of the Company at the address given in the preceding paragraph or by making such request by phone, directed to Jim Marcotte at (978) 656-5614. If you are a shareholder of record who shares a common mailing address with one or more other shareholders of record, you may ensure future delivery of the desired number of Annual Reports to Stockholders and Proxy Statements (whether a single copy or multiple copies) by requesting such either in writing or by phone in accordance with the foregoing instructions.

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE ANNUAL MEETING, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY WITHDRAW ANY PROXY GIVEN BY YOU AND VOTE YOUR SHARES IN PERSON.

March 24, 2006

The Commonwealth of Massachusetts William Francis Galvin Secretary of the Commonwealth One Ashburton Place, Boston, Massachusetts 02108-1512

FORM MUST BE TYPED	Articles of Amendment	FORM MUST BE TYPED
(General Laws Chapter 156D, Section 10.06; 950 CMR 113.34)

(1)	Exact name of corporation:	Enterprise Bancorp, Inc.

(2)	Registered office address:	222 Merrimack Street, Lowell, MA 01852
(number, street, city or town, state, zip code)

(3)	These articles of amendment affect article(s):	II, IV and VI
(specify the number(s) of article(s) being amended (I-VI))

(4)	Date adopted:
(month, day, year)

(5)	Approved by:

(check appropriate box)

	☐	the incorporators.

	☐	the board of directors without shareholder approval and shareholder approval was not required.

	☒	the board of directors and the shareholders in the manner required by law and the articles of organization.

(6) State the article number and the text of the amendment. Unless contained in the text of the amendment, state the provisions for implementing the exchange, reclassification or cancellation of issued shares.

Articles II, IV and VI are amended and restated in their entirety to read as set forth on the Attachment Sheets included herewith, which are incorporated herein by this reference.

Attachment Sheet

ENTERPRISE BANCORP, INC.
RESTATED ARTICLES OF ORGANIZATION

ARTICLE II:  Purposes

To acquire, invest in or hold stock in any subsidiary permitted under the Bank Holding Company Act of 1956 or Chapter 167A of the Massachusetts General Laws, as such statutes may be amended from time to time, and to engage in any activity or enterprise permitted to a bank holding company under said statutes or other applicable law.

To engage generally in any business activity which may be lawfully carried on by a corporation organized under Chapter 156~~B~~D of the Massachusetts General Laws as may be amended from time to time and any successor statute thereto.

ARTICLE IV:  Capital Stock

The shares of the Corporation’s authorized capital stock may be issued by the Corporation from time to time by a vote of its Board of Directors without the approval of its stockholders, except as may be otherwise provided in this Article. Upon payment of lawful consideration therefor and issuance, all shares of the capital stock of the Corporation shall be deemed to be fully paid and nonassessable. No holder of any of the capital stock of the Corporation shall have any preemptive right to purchase or subscribe for the purchase of any additional shares issued by the Corporation. In the case of a stock dividend, that part of the surplus account or undivided profits account of the Corporation which is transferred to stated capital upon the issuance of shares as a stock dividend shall be deemed to be the consideration for the issuance of such stock dividend.

A description of the different classes and series (if any) of the Corporation’s capital stock and a statement of the designations and the relative rights, preferences and limitations of the shares of each class and series (if any) of capital stock are as follows:

SECTION 1.  Common Stock. Except as provided by law or in this Article (or in any supplementary sections hereto) or in any certificate of establishment of a series of preferred stock, the holders of the Common Stock shall exclusively possess all voting power. Each holder of outstanding shares of Common Stock shall be entitled to one vote for each share held by such holder.

Holders of the Common Stock shall be entitled to the payment of dividends out of any assets of the Corporation legally available for the payment thereof, but only as and when declared by the Board of Directors.

In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, after there shall have been paid to or set aside for the holders of any class having preferences over the Common Stock in the event of liquidation, dissolution or winding up of the Corporation, of the full preferential amounts to which they are respectively entitled, the holders of the Common Stock and of any class or series of stock entitled to participate, in whole or in part, therewith, as to distribution of assets shall be entitled, after payment or provision for payment of all debts and liabilities of the Corporation, to receive the remaining assets of the Corporation available for distribution, in cash or in kind, in proportion to their holdings.

SECTION 2.   Preferred Stock. The Board of Directors of the Corporation is authorized by vote or votes, from time to time adopted, to provide for the issuance of preferred stock in one or more series and to fix and state the voting powers, designations, preferences and relative participating, optional or other special rights of the shares of each series and the qualifications, limitations and restrictions thereof, including, but not limited to, determination of one or more of the following:

(1) The distinctive serial designation and the number of shares constituting such series;

(2) The dividend rates or the amount of dividends to be paid on the shares of such series, whether dividends shall be cumulative and, if so, from which date or dates, the payment date or dates for dividends and the participating or other special rights, if any, with respect to dividends;

(3) The voting powers, full or limited, if any, of shares of such series;

(4) Whether the shares of such series shall be redeemable and, if so, the price or prices at which, and the terms and conditions on which, such shares may be redeemed;

(5) The amount or amounts payable upon the shares of such series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Bank;

(6) Whether the shares of such series shall be entitled to the benefit of a sinking or retirement fund to be applied to the purchase or redemption of such shares, and if so entitled, the amount of such fund and the manner of its application, including the price or prices at which such shares may be redeemed or purchased through the application of such fund;

(7) Whether the shares of such series shall be convertible into, or exchangeable for, shares of any other class or classes or of any other series of the same or any other class or classes of stock of the Corporation, and if so convertible or exchangeable, the conversion price or prices, or the rate or rates of exchange, and the adjustments thereof, if any, at which such conversion or exchange may be made, and any other terms and conditions of such conversion or exchange;

(8) The price or other consideration for which the shares of such series shall be issued; and

(9) Whether the shares of such series which are redeemed or converted shall have the status of authorized but unissued shares of preferred stock and whether such shares may be reissued as shares of the same or any other series of stock.

Unless otherwise provided by law, any such vote shall become effective when the Corporation files with the Secretary of State of the Commonwealth of Massachusetts ~~a certificate~~

~~of establishment of one or-more series of preferred stock signed by the Chairman of the Board and Chief Executive Officer or the President and by the Clerk of the Corporation, setting forth a copy of the vote of the Board of Directors~~ Articles of Amendment to these Articles of Organization that establish~~ing~~ and designat~~ing~~e ~~the~~one or more series of preferred stock, ~~and~~ fixing and determining the relative rights and preferences thereof, ~~the date of adoption of such vote and a certification that such vote was duly adopted by the Board of Directors~~and that contain such information and are in such form as may be prescribed by said Secretary of State.

ENTERPRISE BANCORP, INC.
RESTATED ARTICLES OF ORGANIZATION

ARTICLE VI:  Other Lawful Provisions

SECTION 1.  Standards for Board of Directors Evaluation of Offers.  The Board of Directors of the Corporation, when evaluating any offer of another person to (A) make a tender or exchange offer for any equity security of the Corporation, (B) merge or consolidate the Corporation with another institution, or acquire all of the Voting Stock of the Corporation, or (C) purchase or otherwise acquire all or substantially all of the properties and assets of the Corporation, shall, in connection with the exercise of its judgment in determining what is in the best interests of the Corporation and its stockholders, give due consideration to all relevant factors including, without limitation, the social and economic effects of acceptance of such offer on the Corporation’s present and future account holders, borrowers and employees; on the communities in which the Corporation operates or is located; and on the ability of the Corporation to fulfill the objectives of a bank holding company under applicable statutes and regulations.

SECTION 2.  Beneficial Ownership Limitation.  No person shall directly or indirectly offer to acquire or acquire the beneficial ownership of more than ten percent ( 10%) of the outstanding shares of any class of equity securities of the Corporation.  This limitation shall not apply (A) to any acquisition of shares of capital stock of the Corporation which has been expressly approved in advance by an affirmative vote of not less than two-thirds of the Continuing Directors then in office, (B) to any offer to the Corporation made by any underwriters selected by the Corporation in connection with a public offering by the Corporation of the Corporation’s capital stock, or (C) to any Employee Stock Ownership Plan established by the Corporation.

For the purposes of determining the number of shares of equity securities owned hereunder by any person, the number of shares of equity securities deemed to be outstanding shall include shares deemed owned by such person through the application of paragraph C of Section 3 of Article V of these Articles of Organization but shall not include any other shares of equity securities which may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options or otherwise.

In the event that any class of equity securities is acquired in violation of this Section 2, (i) all shares of Common Stock or Preferred Stock beneficially owned by any person in excess of ten percent (10%) of the total number of outstanding shares of such class shall be considered “excess shares” and such shares shall not be counted as shares entitled to vote, shall not be voted by any person or counted as voting shares in connection with any matter submitted to the stockholders for a vote, and shall not be counted as outstanding for purposes of determining the affirmative vote necessary to approve any matter submitted to the stockholders for a vote, and (ii) the Board of Directors may cause such excess shares to be transferred to an independent trustee for sale on the open market or otherwise, with the expenses of such trustee to be paid out of the proceeds from such sale. The term “offer” as it is used in this Article includes every offer to buy or acquire, solicitation of an offer to sell, tender offer for or request or invitation for tender of, a security or interest in a security for value.

SECTION 3.  Directors.  The Corporation shall be under the direction of a Board of Directors. The number of Directors shall not be fewer than three (3) or as required by law. The Board of Directors shall be divided into three classes (Class I, Class II and Class III) as nearly equal in number as possible, with one class to be elected annually.

The directors of the Corporation as of and from the effective date of these Articles of Organization shall be those persons identified in Article VIII and they shall hold office as follows: the directors initially elected to Class I shall hold office for a term expiring at the annual meeting of stockholders to be held in 1997, the directors initially elected to Class II shall hold office for a term expiring at the annual meeting of stockholders to be held in 1998, and the directors initially elected to Class III shall hold office for a term expiring at the annual meeting of stockholders to be held in 1999, with the members of each such class to hold office until their respective successors are duly elected and qualified. At each annual meeting, or special meeting in lieu thereof, of stockholders of the Corporation, the successors to the class of directors whose term expires at the meeting shall be elected by a plurality vote of all votes cast at such meeting to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election and until their respective successors are elected and qualified.

Any Director (including persons elected by Directors to fill vacancies in the Board of Directors) may be removed from office only for Cause (as hereinafter defined), by an affirmative vote of not less than (i) the holders of two-thirds of the total votes eligible to be cast by stockholders ~~at a duly constituted meeting of stockholders called expressly for such purpose,~~ or (ii) two-thirds of the members of the Board of Directors then in office, unless at the time of such removal there shall be an Interested Stockholder, in which case the affirmative vote of not less than two-thirds of the Continuing Directors then in office shall also be required for removal by vote of the Board of Directors, and in either case such removal must be undertaken at a duly constituted meeting of stockholders or of the Board of Directors, as applicable, called expressly for such purpose.  At least thirty days prior to such meeting of stockholders or of the Board of Directors, as applicable, written notice shall be sent to the Director whose removal will be considered at the meeting.

For purposes of this Section 3, “Cause” shall be defined as (i) conviction of a felony; (ii) acceptance of immunity to testify where another has been so convicted; (iii) a court determination of liability for negligence or misconduct in the performance of directorial duties in an important matter; or (iv) a determination or direction by such governmental agency or authority as may exercise proper jurisdiction that an individual should not be a Director.

SECTION 4.  Indemnification of Directors.  The Corporation shall indemnify any person who was or is a party to any threatened, pending or completed action, suit or proceeding ~~(other than actions based upon a violation of the duly of loyalty)~~, whether civil, criminal, derivative, administrative or investigative, by reason of the fact that the person is or was a Director, against expenses (including attorney’s fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him if (A) (i) he acted in good faith, ~~and in a manner~~(ii) he reasonably believed that his conduct was ~~to be~~ in or at least not opposed to the best interests of the Corporation and ( iii) in the case of any criminal proceeding, he had no reasonable cause to believe that his conduct was unlawful or (B) he engaged in conduct for which he shall not be liable under Section12 of this Article VI.  The termination of any action, suit or proceeding by judgment, order, ~~or~~ settlement or conviction, or upon a plea of nolo contendere, shall not, of itself, ~~create a presumption~~ be determinative that the person did not ~~act in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the Corporation~~ meet the relevant standard of conduct described in this Section 4.  The provisions of this Section 4 shall not limit any other rights of indemnification from the Corporation that a person may be entitled to by law or the By-laws of the Corporation.

SECTION 5.  Transactions with Interested Persons.

5.1.    Unless entered into in bad faith, and to the extent otherwise permitted by applicable law, no contract or transaction by the Corporation shall be void, voidable or in any way affected by reason of the fact that it is with an Interested Person.

5.2.    For the purposes of this Section 5, “Interested Person” means any person or organization in any way interested in the Corporation whether as a director, officer, stockholder, employee or otherwise, and any other entity in which any such person or organization of the Corporation is in any way interested.

5.3.    Unless such contract or transaction was entered into in bad faith, and to the extent such contract or transaction is otherwise permitted by applicable law, no Interested Person, because of such interest, shall be liable to the Corporation or to any other person or organization for any loss or expense incurred by reason of such contract or transaction or shall be accountable for any gain or profit realized from such contract or transaction.

5.4. The provisions of this Section 5 shall be operative notwithstanding the fact that the presence of an Interested Person was necessary to constitute a quorum at a meeting of Directors or stockholders of the Corporation at which such contract or transaction was authorized ~~or that the vote of an Interested Person was necessary for the authorization of such contract or transaction.~~

SECTION 6.  Acting as a Partner.  The Corporation may be a partner in any business enterprise which it would have power to conduct by itself.

SECTION 7.  Stockholders Meetings.  Meetings of stockholders may be held at such place in the Commonwealth of Massachusetts or, if permitted by applicable law, elsewhere in the United States as the Board of Directors may determine.

SECTION 8.  Notice of Stockholder Business at Annual Meeting.  At an annual meeting of stockholders, only such business shall be conducted as shall have been brought before the meeting (a) by or at the direction of the Board of Directors (unless there is an Interested Stockholder, in which case the affirmative vote of a majority of the Continuing Directors then in office shall also be required) or (b) by any stockholder of the Corporation who complies with the notice procedures set forth in this Section 8. For business to be properly brought before an annual meeting by the stockholder, the stockholder must have given timely notice thereof in writing to the ~~Clerk~~Secretary of the Corporation. To be timely, a stockholder’s notice must be delivered to or mailed and received at the principal executive offices of the Corporation not less than sixty days nor more than one hundred and fifty days prior to the meeting; provided, however, that in the event that less than seventy days’ notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the close of business on the tenth day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made must be given. A stockholder’s notice to the ~~Clerk~~Secretary shall set forth as to each matter the shareholder proposes to bring before the annual meeting (a) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (b) the name and address, as they appear on the Corporation’s books, of the stockholder proposing such business and any other stockholder known by such stockholder to be supporting such proposal, (c) the class and number of shares of the Corporation which are beneficially owned by the stockholder and any other stockholder known by such stockholder to be supporting such proposal, and (d) any financial interest of the stockholder in such business. Notwithstanding anything in these Articles of Organization to the contrary, no business shall be conducted at an annual meeting except in accordance with the procedures set forth in this Section 8 or as provided in the By-Laws of the Corporation. The ~~Chairman of the Board and Chief Executive Officer~~ presiding officer at an annual meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the provisions of this Section 8, and if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

SECTION 9.  Call of Special Meetings.  Special meetings of the stockholders for any purpose or purposes may be called at any time only by the Chairman of the Board ~~and~~or the Chief Executive Officer, or by the affirmative vote of a majority of the Directors then in office; provided, however, that if at the time of such call there is an Interested Stockholder, any such call shall also require the affirmative vote of a majority of the Continuing Directors then in office. Only those matters set forth in the call of the special meeting may be considered or acted upon at such special meeting, unless otherwise provided by law.

SECTION 10.  Amendment of By-Laws.  ~~The By Laws of the Corporation may be adopted altered, amended, changed or repealed by the Board of Directors or the stockholders of the Corporation. Such action by the Board of Directors shall also require the affirmative vote of at least two thirds of the Directors then in office at a duly constituted meeting of the Board of Directors, unless if at the time of such action there shall be an Interested Stockholder, in which case such action shall also require the affirmative vote of at least two thirds of the Continuing Directors then in office, at such a meeting. Such action by the stockholders shall (i) first require approval by the affirmative vote of a majority of the Board of Directors of the Corporation then in office at a duly constituted meeting of the Board of Directors, unless at the time of such notion there shall be an Interested Stockholder, in which case such action shall also require the affirmative vote of at least a two thirds majority of the Continuing Directors then in office, at such meeting, (ii) unless waived by the affirmative vote of the Board of Directors (and if applicable, the Continuing Directors) specified in the preceding sentence, require the submission by the stockholders of written proposals for adopting, altering, amending, changing or repealing the By-Laws at least sixty days prior to the meeting at which they are to be considered, and (iii) shall further require the affirmative vote of at least two thirds of the total votes eligible to be cast by stockholders at a duly constituted meeting of stockholders called expressly for such purpose.~~ The By-Laws of the Corporation may be altered, amended or repealed, in whole or in part, at any time by the affirmative vote of at least two-thirds of the total votes eligible to be cast by the stockholders of the Corporation at a duly constituted meeting of the stockholders.  The Board of Directors, by the affirmative vote of at least two-thirds of the Directors then in office, may also alter, amend or repeal the By-Laws of the Corporation, in whole or in part, at a duly constituted meeting of the Board of Directors, unless at the time of such action there shall be an Interested Stockholder, in which case such action shall also require the affirmative vote of at least two-thirds of the Continuing Directors then in office at such meeting; provided, however, that the Board of Directors shall not be authorized hereunder to alter, amend or repeal, in whole or in part, any provision of the By-laws of the Corporation that, by law, these Articles of Organization or the By-Laws, may be altered, amended or repealed, in whole or in part, only through an action exclusively by the stockholders.  If the Board of Directors alters, amends or repeals the By-Laws of the Corporation. in whole or in part, at any time as provided herein, then notice thereof. stating the substance of such action, shall be given to all stockholders entitled to vote on amending the By-Laws by no later than the time of the giving of notice of the meeting of the Corporation’s stockholders next following such alteration, amendment or repeal. Any By-Laws of the Corporation that are adopted by the Board of Directors as provided herein may be amended or repealed by the Corporation’s stockholders.

SECTION 11.  Amendment to Articles of Organization.  No amendment, addition, alteration, change or repeal of these Articles of Organization shall be made, unless the same is first approved by the affirmative vote of at least two-thirds of the Board of Directors of the Corporation then in office, and thereafter, if and to the extent that applicable law requires that such amendment, addition, alteration, change or repeal must also be approved by the stockholders of the Corporation, approved by the stockholders by not less than 80% of the total votes eligible to be cast at a duly constituted meeting, or, in the case of ~~Articles I, II and III~~ any amendment, addition, alteration, change or repeal that requires stockholder approval under applicable law and does not affect in any way any of Articles IV, V or VI of these Articles of Organization, by not less than a majority of the total votes eligible to be cast, and if, at any time within the sixty-day period immediately preceding the meeting at which ~~the~~any required stockholder vote is to be taken there is an Interested Stockholder, such amendment, addition, alteration, change, or repeal shall also require the affirmative vote of at least two-thirds of the Continuing Directors then in office, prior to approval by the stockholders. Unless otherwise provided by law, any amendment, addition, alteration, change or repeal so acted upon shall be effective on the date it is filed with the Secretary of State of the Commonwealth of Massachusetts or on such other date as specified in such amendment, addition, alteration, change or repeal or as the Secretary of State may specify.

SECTION 12.  Director’s Liability.  No director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for any breach of such director’s fiduciary duty as a director of the Corporation, notwithstanding any provision of law imposing such liability; provided, however, that, to the extent required by applicable law, this provision shall not eliminate the liability of a director of the Corporation (i) for any breach of such director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law (iii) ~~under provisions of the Massachusetts General Laws imposing liabilities on directors in respect of~~ for improper distributions ~~to the stockholders of the Corporation~~ under Section 6.40 of Chapter 156D of the Massachusetts General Laws as may be amended from time to time or any successor statute thereto, or (iv) for any transaction from which such director derived any improper personal benefit. This provision shall not eliminate the liability of a director for any act or omission occurring prior to the date upon which this provision becomes effective. No amendment to or repeal of this provision shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to the date of such amendment or repeal.

To change the number of shares and the par value, * if any, of any type, or to designate a class or series, of stock, or change a designation of class or series of stock, which the corporation is authorized to issue, complete the following:

Total authorized prior to amendment:

WITHOUT PAR VALUE		WITH PAR VALUE
TYPE	NUMBER OF SHARES	TYPE	NUMBER OF SHARES	PAR VALUE

Total authorized after amendment:

WITHOUT PAR VALUE		WITH PAR VALUE
TYPE	NUMBER OF SHARES	TYPE	NUMBER OF SHARES	PAR VALUE

(7)          The amendment shall be effective at the time and on the date approval by the Division, unless a later effective date not more than 90 days from the date and time of filing is specified:                                                                                          .

*G.L. Chapter 156D eliminates the concept of par value, however a corporation may specify par value in Article III. See G.L. Chapter 156D, Section 6.21, and the comments relative thereto.

Signed by:	.
(signature of authorised individual)

☐	Chairman of the board of directors,

☐	President,

☐	Other officer,

☐	Court-appointed fiduciary,

on this	day of May, 2006.

COMMONWEALTH OF MASSACHUSETTS

William Francis Galvin
Secretary of the Commonwealth
One Ashburton Place, Boston, Massachusetts 02108-1512

Articles of Amendment

(General Laws Chapter 156D, Section 10.06; 950 CMR 113-34)

I hereby certify that upon examination of these articles of amendment, it appears that the provisions of the General Laws relative thereto have been complied with, and the filing fee in the amount of $                having been paid, said articles are deemed to have been filed with me this                     day of                                         , 20          , at                   a.m./p.m.

time

Effective date:
(must be within 90 days of date submitted)

WILLIAM FRANCIS GALVIN

Secretary of the Commonwealth

Filing fee; Minimum filing fee $100 per article amended, stock increases $100 per 100,000 shares, plus $100 for each additional 100,000 shares or any fraction thereof.

Examiner

Name approval

C

M

TO BE FILLED IN BY CORPORATION

Contact Information:

Stephen J. Coukos, Esq.

Gallagher, Callahan & Gartrell, P.C.
112 South Street, 2nd FL
Boston, MA 02110

Telephone:	617.426.5347
Email:	coukos@gcglaw. com

Upon filing, a copy of this filing will be available at www.sec.state.ma.us/cor. If the document is rejected, a copy of the rejection sheet and rejected document will be available in the rejected queue.

Enterprise Bancorp, Inc.
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☐ Mark this box with an X if you have made
changes to your name or address details above.

Annual Meeting Proxy Card

This proxy is solicited on behalf of the Board of Directors of Enterprise Bancorp, Inc. The Board of Directors recommends a vote FOR proposals 1 through 4. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned. If no direction is given, this proxy, if otherwise properly executed, will be voted FOR Proposals 1 through 4.

Election of Directors
1. To elect 5 Directors of the Company, each for a three-year term.

	For	Withhold			For	Withhold		For	Withhold
01 - John P. Clancy, Jr.	☐	☐	02 - James F. Conway, III		☐	☐	03 - Lucy A. Flynn	☐	☐

04 - John P. Harrington	☐	☐	05 - Nickolas Stavropoulos		☐	☐

Proposals
The Board of Directors recommends a vote FOR the following proposals.

		For	Against	Abstain			For	Against	Abstain
2. To amend the Company’s Restated Articles of Organization.		☐	☐	☐	4. To ratify the Audit Committee’s appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2006.		☐	☐	☐

3. To amend the Company’s 2003 Stock Incentive Plan.		☐	☐	☐

Other Issues

Mark this box with an X if you plan to attend the Meeting.		☐

By execution and delivery of this proxy, the undersigned acknowledge(s) and agree(s) that the proxies named herein are authorized to vote, in their discretion and in accordance with their best judgment, upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.

Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please date and sign exactly as name appears herein and return in the enclosed envelope. When shares are held by joint owners, both should sign. Executors, administrators, trustees, and others signing in a representative capacity should give their full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

☐☐ / ☐☐ / ☐☐☐☐

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Proxy - Enterprise Bancorp, Inc.

This proxy is solicited on behalf of the Board of Directors of Enterprise Bancorp, Inc. The Board of Directors recommends a vote FOR Proposals 1 through 4. This proxy, when properly executed on the reverse side, will be voted in the manner directed herein by the undersigned. If no direction is given, this proxy, if otherwise properly executed, will be voted FOR Proposals 1 through 4.

The undersigned, a stockholder of Enterprise Bancorp, Inc. (the “Company”), revoking all prior proxies, hereby appoint(s) Michael A. Spinelli and Arnold S. Lerner, and each of them with full power of substitution, the attorneys, agents and proxies of the undersigned to represent and vote all shares of stock of the Company which the undersigned would be entitled to vote if personally present at the annual meeting of stockholders of the Company and any adjournments or postponements thereof, to be held at the Boston University Conference Center, 72 Tyng Road, Tyngsboro, Massachusetts, on Tuesday, May 2, 2006, at 4:00 P.M. as specified herein as to each of the proposals.